UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MANITEX INTERNATIONAL, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 21, 2023

Dear Manitex International, Inc. Stockholder:

You are cordially invited to attend the 2023 annual meeting of stockholders of Manitex International, Inc., which will be held on Thursday, June 1, 2023 at 11:00 a.m. (Central Daylight Time) at our principal operating plant located at 3000 South Austin Avenue, Georgetown, Texas 78626 and thereafter as it may be adjourned from time to time.

At this year’s annual meeting, you will be asked to:

1. Elect six (6) directors of the Company to hold office for one year or until their successors are duly elected and qualified;

2 Ratify the appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for fiscal 2023;

3. Consider an advisory vote on the compensation of the Company’s named executive officers; and

4. Approve an amendment to the Manitex International, Inc. 2019 Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance thereunder by 500,000 shares and make certain other changes; and

5. Transact such other business as may properly come before the meeting or any adjournments thereof.

Details of the matters to be considered at the meeting are contained in the attached notice of annual meeting and proxy statement, which we urge you to consider carefully.

As a stockholder, your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return your proxy card promptly in the enclosed envelope which requires no postage if mailed in the United States. Alternatively, you may vote through the internet at www.proxyvote.com or by telephone at 1-800-690-6903. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy card provided that you are a stockholder of record or have a legal proxy from the bank or broker that holds the shares.

Thank you for your cooperation, continued support and interest in Manitex International, Inc.

Sincerely,

/s/ SHERMAN JUNG
Sherman Jung
Corporate Secretary

MANITEX INTERNATIONAL, INC.

3000 South Austin Avenue

Georgetown, Texas 78626

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 1, 2023

11:00 a.m. (Central Daylight Time)

Notice is hereby given that the Annual Meeting of Stockholders of Manitex International, Inc. will be held at our principal operating plant located at 3000 South Austin Avenue, Georgetown, Texas 78626 on Thursday, June 1, 2023 at 11:00 a.m. (Central Daylight Time) to consider and vote upon:

1. Elect six (6) directors of the Company to hold office for one year or until their successors are duly elected and qualified;

2. Ratify the appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for fiscal 2023;

3. Consider an advisory vote on the compensation of the Company’s named executive officers; and

4. Approve an amendment to the Manitex International, Inc. 2019 Equity Incentive Plan, as amended, to increase the number of shares authorized for issuance thereunder by 500,000 shares and make certain other changes; and

5. Transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 4, 2023 as the record date for determination of the Stockholders entitled to notice of, and to vote at, the Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please either (1) mark, sign, date and promptly return the accompanying Proxy in the enclosed envelope, (2) vote utilizing the automated telephone feature described in the Proxy, or (3) vote over the internet pursuant to the instructions set forth on the Proxy. You may revoke your Proxy at any time before it is voted provided that you are a stockholder of record or have in your possession a legal proxy from the bank or broker that holds the shares of record.

Stockholders are cordially invited to attend the meeting in person. Please indicate on the enclosed Proxy whether you plan to attend the meeting. Stockholders may vote in person if they attend the meeting even though they have executed and returned a Proxy. To obtain directions to be able to attend the meeting and vote in person, please contact Sherman Jung at the address set forth above.

By Order of the Board of Directors,

/s/ SHERMAN JUNG
Sherman Jung
Corporate Secretary

Dated: April 21, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON JUNE 1, 2023.

The Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders and the Company’s

Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available at https://www.proxyvote.com/MNTX

TABLE OF CONTENTS

Page

Introduction	1

Voting Rights and Requirements	3

Principal Stockholders	4

Proposal 1: Election of Directors	6

Nominees for Director	6

Executive Compensation	13

Director Compensation	20

Audit Committee	21

Proposal 2: Ratification of the Appointment of Grant Thornton LLP as Independent Registered Public Accounting Firm	23

Proposal 3: Consider an Advisory Vote on the Compensation of the Company’s Named Executive Officers	24

Proposal 4: Approval of an Amendment to the Manitex International, Inc. 2019 Equity Incentive Plan, As Amended, to Increase the Number of Shares Authorized for Issuance Thereunder by 500,000 Shares and Make Certain Other Changes	25

Additional Information	31

Appendix A: 2019 Equity Incentive Plan (as Proposed to Be Amended and Restated)	A-1

MANITEX INTERNATIONAL, INC.

proxy statement

annual meeting of stockholders

INTRODUCTION

This Proxy Statement is furnished by the Board of Directors of Manitex International, Inc., a Michigan corporation (the “Company” or “Manitex”), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, June 1, 2023, at 11:00 a.m. (Central Daylight Time), at the Company’s principal operating plant located at 3000 South Austin Avenue, Georgetown, Texas 78626, and at any adjournments thereof. The Annual Meeting has been called to consider and vote upon (1) the election of six Directors, (2) the ratification of the appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm for fiscal 2023, (3) the consideration of an advisory vote on the compensation of our named executive officers, (4) the approval of an amendment to the Manitex International, Inc. 2019 Equity Incentive Plan, as amended and (5) such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. This Proxy Statement and the accompanying Proxy are being sent to Stockholders on or about April 21, 2023.

Persons Making the Solicitation

The enclosed Proxy is solicited on behalf of our Board of Directors. The original solicitation will be by mail. Following the original solicitation, the Board of Directors expects that certain individual Stockholders will be further solicited through telephone or other oral communications from the Board of Directors. The Board of Directors does not intend to use specially engaged employees or paid solicitors and will not receive additional compensation for solicitation activities, but may be reimbursed for any out-of-pocket expenses in connection with solicitation. The Board of Directors intends to solicit Proxies for shares which are held of record by brokers, dealers, banks or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold shares. All solicitation expenses will be borne by the Company.

Terms of the Proxy

The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the Stockholder’s shares are to be voted with respect to such matters. By appropriately marking the boxes, a Stockholder may specify whether the proxy holder shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxy holder discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

If the Proxy is executed properly and is received by the proxy holder prior to the Annual Meeting, the shares represented by the Proxy will be voted.

Abstentions or “withhold” votes, as applicable, are not counted as voting under applicable state law and our bylaws and accordingly, will not have an effect on any proposal. Broker non-votes will similarly have no effect on any proposal. If your shares are held in “street name” through a broker, bank or other nominee and you do not provide voting instructions, your broker, bank or other nominee may vote your shares on your behalf under certain circumstances.

On certain “routine” matters, such as the ratification of the selection of the independent registered public accounting firm, brokerage firms may vote their customers’ shares if their customers do not provide voting instructions. When a brokerage firm votes its customers’ shares on a routine matter without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the annual meeting and in determining the number of shares voted “For” or “Against” the routine matter.

On “non-routine” matters, if the brokerage firm has not received instructions from the stockholder, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Broker non-votes are only counted for establishing a quorum and will have no effect on the outcome of the vote.

Proposal 2 (ratification of the appointment of the independent registered public accounting firm) is a matter that is considered “routine.” A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with such proposals. However, Proposal 1 (election of directors), Proposal 3 (consideration of an advisory vote on the compensation of our named executive officers) and Proposal 4 (approval of an amendment to the Manitex International, Inc. 2019 Equity Incentive Plan) are each matters that are considered “non-routine.” Accordingly, a broker or other nominee cannot vote without instructions on such non-routine matters.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This action ensures your shares will be voted at the annual meeting.

Due to stock market rules, your broker will NOT be able to vote your shares with respect to the election of Directors if you have not provided directions to your broker. We therefore strongly encourage you to submit your Proxy and exercise your right to vote as a Stockholder.

A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to Sherman Jung, Corporate Secretary, 9725 Industrial Drive, Bridgeview, Illinois 60455, by attending the meeting and electing to vote in person, or by properly submitting a duly executed Proxy bearing a later date. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, however, you will not be able to vote your shares at the meeting.

VOTING RIGHTS AND REQUIREMENTS

Voting Securities

The securities entitled to vote at the Annual Meeting consist of all of our outstanding shares of common stock, no par value per share (“Common Stock”). The close of business on April 4, 2023 has been fixed by our Board of Directors as the record date. Only Stockholders of record as of the record date may vote at the Annual Meeting. As of April 4, 2023, there were 20,161,811 outstanding shares of Common Stock entitled to vote at the Annual Meeting. Each Stockholder will be entitled to one vote on each matter considered at the Annual Meeting for each outstanding share of Common Stock owned by such Stockholder as of the record date.

Quorum

The presence at the Annual Meeting of the holders of record of a number of shares of Common Stock and Proxies representing the right to vote shares of the Common Stock in excess of one-half of the 20,161,811 shares of the Common Stock outstanding and entitled to vote as of the record date will constitute a quorum for transacting business.

Votes needed for Passage of Proposals

The following voting standards apply for the proposals presented at the Annual Meeting:

•
The six (6) director nominees receiving the highest numbers of favorable votes cast will be elected; and
•
The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2023 (Proposal 2), the approval, by an advisory vote, of executive compensation (Proposal 3) and the approval of the amendment to the Manitex International, Inc. 2019 Equity Incentive Plan (Proposal 4) each requires the affirmative vote of a majority of the votes cast at the meeting.

Abstentions or “withhold” votes, as applicable, are not counted as voting under applicable state law and our bylaws and accordingly, will not have an effect on any proposal. Broker non-votes will similarly have no effect on any proposal.

Although the advisory vote on Proposal 3 is non-binding, as provided by law, our Board of Directors will review the results of the vote and will take them into account in making a determination concerning executive compensation.

PRINCIPAL STOCKHOLDERS

The following table sets forth with respect to the beneficial ownership of our Common Stock by: (i) each person known by us to beneficially own more than 5% of our Common Stock; (ii) each Director and nominee for Director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all of our executive officers and Directors as a group. Except as otherwise indicated, each Stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by such person.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Common Stock Beneficially Owned(2)
5% Stockholders
Tadano Ltd. (3)	2,950,522	14.63%
Royce Investment Partners (4)	1,430,515	7.10%
Terex Corporation (5)	1,138,581	5.65%
Pacific Ridge Capital Partners (6)	954,104	4.73%
Named Executive Officers and Directors
David J. Langevin	925,660	4.59%
J. Michael Coffey (7)	47,500	*
Joseph Doolan	28,080	*
Steve Filipov (9)	133,153	*
Steve Kiefer (10)	73,551	*
Ronald M. Clark	89,487	*
Robert S. Gigliotti	115,320	*
Takashi Kiso (8)	—	*
Frederick B. Knox	72,487	*
Marvin B. Rosenberg	108,320	*
Stephen J. Tober	98,975	*

All Current Directors and Officers as a Group (9 persons)	1,485,829	6.26%

* Less than 1%

(1)
Unless noted otherwise, the business address of each beneficial owner is 9725 Industrial Drive, Bridgeview, Illinois 60455.
(2)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, each share of Common Stock subject to options held by that person that will become exercisable within sixty (60) days of April 4, 2023 is deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. These percentages were calculated using the 20,161,811 shares of Common Stock outstanding on April 4, 2023.
(3)
Based solely on a Schedule 13D/A filed with the SEC on March 17, 2023. Tadano Ltd. (“Tadano”) is the beneficial owner of 2,950,522 shares of our Common Stock. Tadano has the sole power to vote or to direct the vote of 2,950,522 shares of our Common Stock and the sole power to dispose or to direct the disposition of 2,950,522 shares of our Common Stock. The business address of Tadano is Ko-34, Shinden-Cho, Takamatsu, Kagawa 761-0185 Japan.
(4)
Based solely on a Schedule 13G/A filed with the SEC on January 24, 2023, Royce & Associates, LP is the beneficial owner of 1,430,515 shares of our Common Stock. Royce & Associates, LP has the sole power to vote or to direct the vote of 1,430,515 shares of our Common Stock and the sole power to dispose or to direct the disposition of 1,430,515 shares of our Common Stock. The business address of Royce & Associates, LP is 745 Fifth Avenue, New York, NY 10151.
(5)
Terex Corporation (“Terex”) filed a Schedule 13G/A with the SEC on January 7, 2015, which indicates that Terex is the beneficial owner of 1,108,156 shares of our Common Stock. Terex indicated in the 13G that it has the sole power to vote or to direct the vote of 1,108,156 shares of our Common Stock and the sole power to dispose or to direct the disposition of 1,108,156 shares of our Common Stock. An additional 30,425 shares of our common stock were delivered to Terex on March 1, 2016 and has been added to the number of shares shown as beneficially owned per the 13G dated January 7, 2015. The Company believes that Terex has the sole power to vote or to direct the vote of the additional 30,425 shares of our Common Stock and the sole power to dispose or to direct the disposition of the additional 30,425 shares of our Common Stock. The business address of Terex is 200 Nyala Farm Road, Westport, Connecticut 06880.

(6)
Based solely on a Schedule 13G/A filed with the SEC on February 13, 2023, Pacific Ridge Capital Partners, LLC is the beneficial owner of 954,104 shares of our Common Stock. Pacific Ridge Capital Partners, LLC has the sole power to vote or to direct the vote of 678,494 shares of our Common Stock and the sole power to dispose or to direct the disposition of 954,104 shares of our Common Stock. The business address of Pacific Ridge Capital Partners, LLC is 4900 Meadows Rd, Suite 320, Lake Oswego, OR 97035.
(7)
Mr. Coffey became our Chief Executive Officer on April 11, 2022. Shares owned includes 490,000 restricted stock units that will vest only upon the attainment of certain Company stock price improvement milestones.
(8)
Takashi Kiso is a director of Manitex and an employee of Tadano Ltd. (“Tadano”). He serves as a director of Manitex pursuant to Tadano’s right under the Securities Purchase Agreement, dated as of May 24, 2018, by and between Manitex and Tadano, to nominate one individual to serve on the Board of Directors of Manitex. All shares received by Mr. Kiso in connection with his service as a director of Manitex have been assigned to Tadano under the terms of Mr. Kiso’s arrangement with Tadano. As a result, Mr. Kiso disclaims any pecuniary interest in these shares.
(9)
Mr. Filipov transitioned out of the role of Chief Executive Officer as of April 11, 2022.
(10)
Mr. Kiefer departed from the Company on April 14, 2022.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2022, regarding the compensation plans under which our equity securities are authorized for issuance. We do not have any equity compensation plans that have not been approved by our Stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by Stockholders	286,341	(1)	$8.28	(2)	181,031	(3)
Equity compensation plans not approved by Stockholders	690,000		$7.60	(4)	—

(1)
Represents outstanding restricted stock units and stock options issued under the Company’s 2019 Equity Incentive Plan.
(2)
Outstanding restricted stock units reflected in column (a) vest based on award recipient’s continuous service with the Company and accordingly no exercise price is calculated thereto. The exercise price set forth above relates to the 97,437 outstanding stock options.
(3)
Represents shares available for issuance under our 2019 Equity Incentive Plan. As of the record date, 67,181 shares were available for future issuance under the 2019 Equity Incentive Plan as 114,000 shares were granted and 150 shares were forfeited during the first quarter of 2023.
(4)
On April 11, 2022, Mr. Coffey was granted 100,000 stock options at $7.60 shown in column (b).

MATTERS TO BE ACTED UPON

PROPOSAL 1: ELECTION OF DIRECTORS

Directors

The nominees for the Board of Directors are set forth below. Our bylaws provide for the annual election of Directors and grant the Board the power to set the number of Directors at no less than one (1) and no more than eight (8). The size of our Board is currently set at eight (8) Directors. The Committee on Directors and Board Governance has nominated six (6) persons for election at the Annual Meeting to be held on June 1, 2023. Messrs. Gigliotti and Rosenberg have not been nominated for re-election, and their terms will expire at the Annual Meeting. Following the Annual Meeting, the Board expects to reduce the size of the Board to six (6) members.

Six (6) persons have been nominated by the Board of Directors to serve as Directors until the 2024 Annual Meeting of Stockholders. The Board of Directors recommends that each nominee, Ronald M. Clark, J. Michael Coffey, Frederick B. Knox, Takashi Kiso, David J. Langevin and Stephen J. Tober, be elected to serve until the 2024 Annual Meeting of Stockholders. Information on the background and qualification of the nominees is set forth below.

The Board knows of no reason why any nominee for Director would be unable to serve as a Director. In the event that any of them should become unavailable prior to the Annual Meeting, the Proxies will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of Directors may be reduced accordingly. In no event will the Proxies be voted for more than six (6) persons.

Pursuant to our Director Resignation Policy, in the event of an uncontested election, as is the case this year, any nominee for director who is a current director and receives less than a majority of the votes cast in person or by proxy at the Annual Meeting of Stockholders shall tender their resignation from the Board. While the Board does not believe that in each such case a director should necessarily leave the Board, this presents an opportunity for the Board, through its Committee on Directors and Board Governance, to consider the resignation offer.

Vote Required

The six (6) nominees receiving the highest numbers of favorable votes of the shares of Common Stock present in person or by proxy at the Annual Meeting shall be elected as Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

NOMINEES FOR DIRECTOR

Nominees to Serve Until the 2024 Annual Meeting

Name	Age	Director Since	Positions Held
Ronald M. Clark	75	2010	Director
J. Michael Coffey	52	2022	Director and Chief Executive Officer
Frederick B. Knox	82	2013	Director
David J. Langevin	72	2006	Director and Executive Chairman
Takashi Kiso	60	2023	Director
Stephen J. Tober	58	2007	Director

The following is information about the experience and attributes of the nominees for Director. The experience and attributes described below illustrate the reasons that these individuals were nominated for re-election to the Board.

Ronald M. Clark, Age 75, joined our Board of Directors in 2010. In 2013, Mr. Clark was elected to the Board of Directors of Allianz Life Insurance Company of New York. Mr. Clark was the Chief Investment Officer of Allianz of America, Inc. from 2000 until he retired on December 31, 2011. From 1990 until 2000, Mr. Clark was the Chief Operating Officer for Allianz of America, Inc. In 2014 Mr. Clark was elected to the Boards of Directors of Allianz Life Insurance Company of North America and served on the Board of Directors at Fireman’s Fund

Insurance Company from 2014—2017. In January 2015, Mr. Clark was elected to the Board of Directors of Allianz Reinsurance America, Inc. Mr. Clark has both a Bachelor of Science in Industrial Engineering and a Master of Business Administration in Finance and Real Estate from the University of Wisconsin. Mr. Clark is being re-nominated as a Director because, among his other qualifications, he possesses experience and/or expertise in the following areas: capital markets, strategy development, mergers and acquisitions, operations, and executive compensation.

J. Michael Coffey, Age 52, has served as our Chief Executive Officer since April 2022. Prior to that, he served as Managing Director of Resurgence Advisory, LLC, a consulting firm, since 2021. Before that, he served as Chief Operating Officer of H-E Parts International from 2009 until 2018, and then as Chief Executive Officer from 2018 until 2021. Mr. Coffey received his Bachelor of Science in Social Science from Nyack College, and his Master of Business Administration from Emory University’s Goizueta Business School. Mr. Coffey is being re-nominated as a Director because, among his other qualifications, he possesses experience and/or expertise in the following areas: Manitex business knowledge, knowledge of Manitex's industry and market, manufacturing and distribution, operations management, strategic development and mergers and acquisitions.

Takashi Kiso, Age 60, joined our Board of Directors in 2023. Mr. Kiso is currently Senior Administrator and Global Officer of Tadano Ltd. Mr. Kiso has 37 years of experience in the automotive and industrial transportation industries and has held executive leadership roles for multiple international companies, with assignments in Europe, Asia, and North America. Prior to joining Tadano, he was Chairman, Marubeni Automotive Aftermarket Holdings in Houston, Texas. Mr. Kiso holds a B.A in Economics, Waseda University, Tokyo, Japan. Mr. Kiso serves as a director pursuant to Tadano’s right under the Securities Purchase Agreement, dated as of May 24, 2018, by and between Manitex and Tadano, to nominate one individual to serve on the Board of Directors of Manitex. Mr. Kiso is being re-nominated as a Director because, among his other qualifications, he possesses experience and/or expertise in the following areas: distribution, strategy development, mergers and acquisitions and operations management.

Frederick B. Knox, Age 82, joined our Board of Directors in September 2013. Mr. Knox has managed, operated and led numerous merger and acquisitions in large scrap and other metal businesses. Currently, Mr. Knox has provided consulting services to the scrap industry. From 2008 until April 1, 2015, Mr. Knox served as a Vice President and Chief Operating Officer of Mercer Company/Scholz. Mr. Knox was one of the original founders of Mercer Company, a company that was formed in 1986. Mr. Knox was a Vice President of the Mercer Company from its inception and also became its Chief Operating Officer in 1994. Mr. Knox held the position of Vice President and Chief Operating Officer for the Mercer Company until the Company was sold in 2008. Earlier in his career, Mr. Knox held various positions at Warren Scrap, Whittaker Corp., Rainbow Metals and Blaw Knox Corporation. Mr. Knox has his Bachelor of Sciences degree in Metallurgical Engineering from The Ohio State University. Mr. Knox is being re-nominated as a Director because, among his other qualifications, he possesses experience and/or expertise in the following areas: strategy development, mergers and acquisitions, and operations.

David J. Langevin, Age 72, has been our Executive Chairman since September 2019, and was previously Chairman of our Board of Directors and our Chief Executive Officer from July 2006 until September 2019. Mr. Langevin was the Chairman and Chief Executive Officer of Manitex, Inc., a leading provider of engineered lift solutions (and one of our subsidiaries), from 2003 until joining our company. Mr. Langevin has a Bachelor of Science from Illinois State University and a Master of Business Administration from DePaul University. Mr. Langevin is being re-nominated as a Director because, among his other qualifications, he possesses experience and/or expertise in the following areas: Manitex business knowledge, knowledge of Manitex’s industry and market, manufacturing, distribution, mergers and acquisitions, and executive compensation.

Stephen J. Tober, Age 58, joined our Board of Directors in 2007. Mr. Tober is currently the Chief Executive Officer of Perspectus, Inc. From January 2019 to December 2019, Mr. Tober served as President of Tiber Health Corporation, a healthcare education company operating medical and health science schools. From April 2012 to May 2018, Mr. Tober served as Chief Executive Officer of Career Step, LLC, an online school offering career focused education and corporate training. From April 2009 to March 2012, Mr. Tober was the Chief Executive Officer of American InterContinental University and President of AIU Online, a Career Education Corporation school. From October 2008 until April 2009, Mr. Tober served as Chief Operating Officer of American InterContinental University. From April 2007 until September 2008 Mr. Tober served as the Managing Director and head of Corporate And Business Services of ThinkEquity Partners LLC a boutique institutional investment firm. As a result of his significant experiences as a CEO of several public and private companies as well as his investment experiences, Mr. Tober has actively supervised principal financial officers and evaluated as well as understood many complex financial statements. Finally, his experiences and his active supervision of financial matters have confirmed his ability to understand the importance of internal controls over financial reporting. As a foundation of Mr. Tober’s business experiences are his earning a Bachelor of Arts from Amherst College and a Juris Doctor from the University of Virginia School of Law. Mr. Tober is being re-nominated as a Director because, among his other qualifications, he possesses experience and/or expertise in the following areas: Manitex business knowledge, knowledge of Manitex’s industry and market, finance and capital markets, operations management, mergers and acquisitions, strategy development, and executive compensation.

Executive Officers of the Company who are not also Directors

Joseph Doolan, Age 59, has served as Chief Financial Officer since October 2020. Prior to joining our company, Mr. Doolan served as a consultant for Rank Group from 2019 to 2020. From 2016 to 2019, Mr. Doolan served as the Vice President – Finance of Fram Group Holdings Inc., a supplier of a broad range of automotive products. From 2012 to 2016, he served as Vice President – Finance of UCI-FRAM Inc., a manufacturer of aftermarket auto parts. Mr. Doolan has his Bachelor of Science and a Masters in Accountancy from DePaul University and a Masters of Financial Markets and Trading from Illinois Institute of Technology.

Board Leadership Structure and Role in Risk Oversight

Mr. Langevin serves as the Executive Chairman of our Board of Directors of our company and Mr. Coffey serves as our Chief Executive Officer. We have determined that this leadership structure is appropriate because:

•
Separate Executive Chairman and Chief Executive Officer roles allow the Executive Chairman to focus on key strategic issues, Board leadership and communication while the Chief Executive Officer is able to focus on the day-to-day business and affairs of the Company;
•
It promotes unified leadership and direction for our Company;
•
It allows for our CEO and the rest of our management team to stay focus on executing our Company’s strategic initiatives and business plans;
•
The Executive Chairman is in the best position to chair Board meetings and to ensure that the key business issues and risks facing our Company are brought to the Board’s attention; and
•
We believe that we can more effectively execute our strategy and business plans to maximize stockholder value if the Executive Chairman of the Board is also a member of the management team.

We do not currently have a lead independent director.

Risk Oversight

Our Board of Directors has oversight responsibility for the Company’s risk management process. The Board administers its oversight function through its committees but retains responsibility for general oversight of risks. The committee chairs are responsible for reporting findings regarding material risk exposure to the Board as quickly as possible. The Board has delegated to the Audit Committee oversight responsibility to review our major financial risk exposures and management’s financial risk management process, including the policies and guidelines used by management to identify, assess and manage the Company’s exposure to financial risk. Our Committee on Directors and Board Governance monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Policy on Hedging of Shares

The Company’s Insider Trading Policy does not allow employees, officers, directors or anyone associated with the Company to engage in hedging transactions with respect to their shares. Although not limited to these specific types of transactions, under the Company’s policy both short sales and trading in options are specifically prohibited.

Board of Directors Meetings and Committees

The Board of Directors manages and directs the management of the business of our company. During the fiscal year ended December 31, 2022, there were four meetings of the Board of Directors. All of our Directors attended all of the meetings of the Board of Directors. All but one Director on the Audit Committee who was excused from one meeting due to a medical issue participated in the four Audit Committee meetings held during the year. All our Directors on the Compensation Committee attended one Compensation Committee meeting held during the year. Other than as noted above, all Committee members participated in all the Committee meetings on which they served.

Our Directors are expected to attend Annual Meetings of Stockholders except where attendance is impractical due to illness or unavoidable scheduling conflicts. All of our Directors attended the 2022 Annual Meeting of Stockholders.

The Board has established three (3) standing committees—the Compensation Committee, the Audit Committee, and the Committee on Directors and Board Governance. The principal functions of these committees are briefly described below. The charters of the Compensation Committee, the Audit Committee, and the Committee on Directors and Board Governance are posted in the “Investor Relations” section of our website, www.manitexinternational.com, and paper copies will be provided upon request to the office of the Corporate Secretary, Manitex International, Inc., 9725 Industrial Drive, Bridgeview, Illinois 60455.

Corporate Governance

Director Independence

The Board of Directors has determined that six of our eight directors are independent under NASDAQ Rule 5605(a)(2). These independent directors are: Ronald M. Clark, Robert S. Gigliotti, Takashi Kiso, Frederick B. Knox, Marvin B. Rosenberg and Stephen J. Tober. Each of the directors serving on the Compensation Committee, the Audit Committee, and the Committee on Directors and Board Governance are also independent under the NASDAQ independence standards applicable to members of such committees. In evaluating Mr. Rosenberg’s independence, the Board considered the consulting relationship between Mr. Rosenberg and the Company and concluded that such relationship did not adversely affect Mr. Rosenberg’s independence from management.

Compensation Committee

In general, the Compensation Committee reviews and makes recommendations regarding the compensation of our executive officers and certain other management staff. In addition, our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

The Compensation Committee approves the compensation of the Company’s named executive officers. The committee also approves bonus and equity awards and establishes performance objectives. The Compensation Committee evaluates the performance of our Chief Executive Officer and determines his compensation based on this evaluation. With respect to the other named executive officers, the committee considers the Chief Executive Officer’s input as to performance evaluations and recommended compensation arrangements. The compensation of all named executive officers is subject to the final approval of the committee.

The current members of the Compensation Committee are Ronald M. Clark (Chairman), Robert S. Gigliotti, Frederick B. Knox, and Stephen J. Tober. The members of the Compensation Committee are “independent directors” as that term is defined in NASDAQ Rule 5605(a)(2). The Compensation Committee members met with all our Directors one time during the year ended December 31, 2022.

Audit Committee

The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, assists the Board in monitoring (1) the integrity of our financial statements; (2) the independent auditor’s qualifications and independence; (3) the performance of our internal control function and independent auditors; and (4) our compliance with legal and regulatory requirements. In addition, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures.

The current members of the Audit Committee are Ronald M. Clark, Robert S. Gigliotti (Chairman), Frederick B. Knox and Stephen J. Tober. The members of the Audit Committee are “independent directors” as that term is defined in NASDAQ Rule 5605(a)(2), NASDAQ Rule 5605(c)(2)(A), and Rule 10A-3 as promulgated under the Securities Exchange Act of 1934, as amended. The Board of Directors has determined that Mr. Gigliotti is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee met four times during the year ended December 31, 2022.

Meetings of Non-Employee Directors

The non-employee directors of the Board of Directors typically meet in executive session without management present either prior to or immediately following each scheduled Board and Audit Committee Meeting, and as otherwise needed. When the non-employee directors of the Board of Directors or respective committees meet in executive session without management, a temporary chair is selected from among the directors to preside at the executive session.

Communication with the Board of Directors

Correspondence for any member of our Board of Directors may be sent to such Director’s attention: c/o Corporate Secretary, Manitex International, Inc., 9725 Industrial Drive, Bridgeview, Illinois 60455. Any written communication will be forwarded to the Board of Directors for its consideration.

Committee on Directors and Board Governance

The Committee on Directors and Board Governance reviews the performance of our Directors, recommends nominees for election or reelection to the Board, and evaluates and makes recommendations regarding our governance practices. The Committee on Directors and Board Governance will consider nominees recommended by Stockholders provided such recommendations are made in accordance with the procedures described in this Proxy Statement below under “Procedure for Stockholder Recommendations to the Committee on Directors and Board Governance for Potential Director Nominees” and under “Stockholder Proposals.” In addition, our Committee on Directors and Board Governance monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper conduct. The current members of the Committee on Directors and Board Governance are Ronald M. Clark and Robert S. Gigliotti.

The members of the Committee on Directors and Board Governance did not meet as a separate committee during the year ended December 31, 2022, however, the committee met with the entire Board to consider certain matters, including the nomination of Directors, and presented their recommendations to the Board.

Principal Functions

The principal functions of the Committee on Directors and Board Governance are to:

•
Consider and recommend to the Board qualified candidates for election as directors of our company;
•
Periodically prepare and submit to the Board for adoption the Committee on Directors and Board Governance selection criteria for director nominees;
•
Recommend to the Board and management a process for new Board member orientation;

•
Consider matters of corporate governance and Board practices and recommend improvements to the Board;
•
Review periodically our articles of incorporation and bylaws in light of statutory changes and current best practices;
•
Review periodically the charter, responsibilities, membership and chairmanship of each committee of the Board and recommend appropriate changes;
•
Review Director independence, conflicts of interest, qualifications and conduct and recommend to the Board removal of a Director when appropriate; and
•
Annually assess the Committee on Directors and Board Governance’s performance.

Nominating Procedures

The Board has adopted membership guidelines that outline the desired composition of the Board and the criteria to be used in selecting directors. These guidelines provide that the Board should be composed of directors with a variety of experience and backgrounds, who have high-level managerial experience in a complex organization and who represent the balanced interests of stockholders as a whole rather than those of special interest groups. Other important factors in Board composition include diversity, age, international background and experience and specialized expertise. A significant majority of the Board should be Directors who are not our past or present employees or significant stockholders, customers or suppliers.

In considering candidates for the Board, the Committee on Directors and Board Governance considers the entirety of each candidate’s credentials and does not have any specific, minimum qualifications that must be met by a Board nominee. The Committee on Directors and Board Governance is guided by the composition guidelines set forth above and by the following basic selection criteria: highest character, integrity and experience.

The Committee on Directors and Board Governance will consider written recommendations from stockholders for potential nominees for director that are made in accordance with the procedure set forth below. The Committee on Directors and Board Governance will apply the same criteria to all candidates it considers, including any candidates submitted by stockholders. The committee evaluates each incumbent director to determine whether he or she should be nominated to stand for reelection, based on the types of criteria outlined above as well as the director’s contributions to the Board of Directors during their current term.

Procedure for Stockholder Recommendations to the Committee on Directors and Board Governance for Potential Director Nominees

The Committee on Directors and Board Governance will consider written recommendations from stockholders for potential nominees for director. The names of suggested nominees, together with the information set forth below, should be submitted for consideration in accordance with the directions for proposals to be considered for inclusion in the Company’s proxy materials described in the section below entitled “Stockholder Proposals.” Timely nominations will be considered but may not be part of the slate nominated by our Board and, accordingly, would not be included in our proxy materials.

In order to be a valid submission for recommendation to the Committee on Directors and Board Governance for a potential nominee, the form of recommendation must set forth:

•
Biographical information about the candidate and a statement about his or her qualifications;
•
Any other information required to be disclosed about the candidate under the Securities and Exchange Commission’s proxy rules (including the candidate’s written consent to being named in the proxy statement and to serve as a director, if nominated and elected); and
•
The names and addresses of the stockholder(s) recommending the candidate for consideration and the number of shares of our common stock beneficially owned by each.

Board Diversity Matrix

The NASDAQ diversity matrix is set forth below as required under the listing requirements of NASDAQ.

Board Diversity Matrix (As of April 4, 2023)
Total Number of Directors - 8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		8

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		7
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Executive COMPENSATION

The following is a discussion and analysis of compensation arrangements of our Named Executive Officers or “NEOs.” This discussion contained forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Summary Compensation Table

The following table sets forth the total compensation earned by our named executive officers in fiscal years 2022 and 2021.

Name and Principal Position	Year	Salary	Bonus	Stock Awards		Option Awards		Non-Equity Incentive Plan Compensation		All Other Compensation		Total
David J. Langevin	2022	$350,000	—	$141,400	(1)	—		$50,000	(2)	$59,500	(3)	$600,900
Executive Chairman	2021	$350,000	$35,875	—		—		—		$63,264		$449,139
J. Michael Coffey (4)	2022	$283,389	—	$2,924,256	(5)	$413,000	(6)	$1,060,826	(7)	$27,403	(8)	$4,708,874
Chief Executive Officer
Joseph Doolan	2022	$272,974	—	$141,400	(9)	—		$364,659	(10)	$41,317	(11)	$820,350
Chief Financial Officer	2021	$250,000	$75,000	$66,000		—		$93,750		$41,344		$526,094
Steve Filipov (12)	2022	$400,000	—	—		—		—		$44,270	(13)	$444,270
Former Chief Executive Officer	2021	$400,000	$50,000	$63,600		—		$200,000		$32,276		$745,876
Steve Kiefer (14)	2022	$377,736	—	—		—		—		$36,232	(15)	$413,968
Former President and Chief Operating Officer	2021	$283,250	—	$66,000		—		$53,109		$46,834		$449,193

(1)
Mr. Langevin was awarded 20,000 time-based restricted stock units which had a grant date fair value (computed in accordance with FASB ASC Topic 718) of $141,400 based on closing price of $7.07 on June 2, 2022, the date of grant. For information on the assumptions used to calculate the value of the awards, refer to Note 18 to the consolidated financial statements contained in our 2022 Annual Report on Form 10-K.
(2)
Mr. Langevin was awarded a performance bonus of $50,000 for 2022.
(3)
Represents a $18,000 auto allowance, $25,000 of premiums paid in connection with whole life insurance policy purchased by the Company that is owned by the employee, $6,000 of 401(k) matching contributions and $10,500 in private club dues.
(4)
Mr. Coffey became our Chief Executive Officer on April 11, 2022.
(5)
When Mr. Coffey became our Chief Executive Officer on April 11, 2022, the Company granted him 490,000 performance-based restricted stock units that will vest only upon the attainment of certain Company stock price improvement milestones valued at $2,164,256 based on the probable outcome of the achievement of the performance conditions. Assuming the achievement of the highest level of performance criteria, the aggregate grant date fair value of such performance-based restricted stock units is $8,360,000. In addition, he was awarded 100,000 time-based restricted stock units which had a grant date fair value of $760,000 (computed in accordance with FASB ASC Topic 718) based on closing price of $7.60 on April 11, 2022, the date of grant. For information on the assumptions used to calculate the value of the awards, refer to Note 18 to the consolidated financial statements contained in our 2022 Annual Report on Form 10-K.
(6)
Mr. Coffey was awarded 100,000 stock options valued at $413,000 using various assumptions calculated under the Black-Scholes option model when he became CEO on April 11, 2022.
(7)
Mr. Coffey was awarded a performance bonus of $1,060,826 for 2022.
(8)
Represents a $13,500 auto allowance, $6,154 of premiums paid in connection with whole life insurance policy purchased by the Company that is owned by the employee and $7,749 of 401(k) matching contributions.
(9)
Mr. Doolan was awarded 20,000 time-based restricted stock units which had a grant date fair value of $141,400 (computed in accordance with FASB ASC Topic 718) based on closing price of $7.07 on June 2, 2022, the date of grant. For information on the assumptions used to calculate the value of the awards, refer to Note 18 to the consolidated financial statements contained in our 2022 Annual Report on Form 10-K.
(10)
Mr. Doolan was awarded a performance bonus of $364,659 for 2022.
(11)
Represents a $9,000 auto allowance, $20,000 of premiums paid in connection with whole life insurance policy purchased by the Company that is owned by the employee and $12,317 of 401(k) matching contributions.
(12)
Mr. Filipov transitioned out of the role of Chief Executive Officer as of April 11, 2022.
(13)
Represents a $13,500 auto allowance and $30,770 in unused vacation pay.
(14)
Mr. Kiefer departed from the Company on April 14, 2022.
(15)
Represents a $3,000 auto allowance, $7,292 of premiums paid in connection with whole life insurance policy purchased by the Company that is owned by the employee, $4,152 of 401(k) matching contributions and $21,788 in unused vacation pay.

Narrative to Summary Compensation Table

For fiscal year 2022 the compensation program established for the Company’s named executive officers consisted of the following elements:

Base Salary: The base salaries of our named executive officers depend on their job responsibilities, the market rate of compensation paid by companies in our industry for similar positions, our financial position and performance, and the strength of our business. Base salaries provide a fixed means of compensation in order to attract and retain talent. For fiscal year 2022, Mr. Langevin, Mr. Coffey and Mr. Doolan received a base salaries of $350,000, $400,000 and $275,000.

For fiscal year 2022, Mr. Filipov (Former Chief Executive Officer) and Mr. Kiefer (Former Chief Operating Officer) base salaries were $400,000 and $283,250, respectively.

Non-Equity Incentive Plan Compensation: As part of the Company’s executive compensation program, our named executive officers are eligible to receive performance-based cash awards. The annual performance-based cash awards are based on the named executive officer’s individual performance and the Company’s actual performance compared to the corporate goals approved by the Board and the Compensation Committee. Following the end of each fiscal year, the Board and the Compensation Committee are responsible for determining the bonus amount payable to each executive officer based on that executive officer’s individual performance during the fiscal year and its determination of the Company’s actual performance compared to the corporate goals established for that fiscal year. Bonuses of $50,000, $1,060,826 and $364,659 were awarded to Messrs. Langevin, Coffey and Doolan, respectively, based on the Company’s performance during fiscal 2022 and each individual officer’s roles in contributing to such performance.

Long-Term Equity Awards: Equity ownership by our executive officers and key employees encourages them to create long-term value and aligns their interests with those of our stockholders. As a result, our executive compensation program provides for the issuance of stock options and restricted stock units (“RSUs”) as determined by the Compensation Committee and our Board.

During fiscal year 2022, the Compensation Committee authorized the issuance of the following equity awards to our named executive officers:

•
The Compensation Committee granted each of Mr. Langevin and Mr. Doolan 20,000 time-based RSUs, which become vested as to; 6,600, 6,600 and 6,800 shares on June 2, 2023, 2024 and 2025, respectively.
•
In connection with his appointment as our Chief Executive Officer, the Compensation Committee granted Mr. Coffey 100,000 time-based RSUs and 100,000 stock options, each of which become vested; 33,000, 33,000 and 34,000 shares each vest on April 11, 2023, 2024 and 2025, respectively. In addition, the Compensation Committee granted Mr. Coffey 490,000 performance-based RSUs that will vest only upon the attainment of certain Company stock price improvement milestones.

Employee Benefits: Our NEOs are eligible to participate in our broad-based employee benefit programs on the same terms offered to our employees. These benefit programs include a defined contribution 401(k) plan, medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance and health and dependent care flexible spending accounts. We do not provide pension arrangements or post-retirement health coverage for our NEOs or other employees. In addition, we do not provide a nonqualified deferred compensation plan for our NEOs or other employees.

Pay Versus Performance

The following table sets forth compensation information for our current and former Chief Executive Officers, referred to below as our PEOs, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our Stockholders' investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2022 and 2021.

							Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for First PEO (1)	Summary Compensation Table Total for Second PEO (2)	Compensation Actually Paid to First PEO (3)	Compensation Actually Paid to Second PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Compensation Actually Paid to Non-PEO NEOs (5)	Total Share-Holder Return (6)	Net Income (Loss)
2022	$444,270	$4,708,874	$512,597	$2,406,018	$772,723	$682,074	$77.52	$(4,901,000)
2021	$745,876	N/A	$958,413	N/A	$487,644	$576,389	$123.26	$(4,573,000)

(1)
The dollar amounts reported are the amounts of total compensation for our former CEO, Mr. Filipov, in the Summary Compensation Table for fiscal years 2022 and 2021. Mr. Filipov transitioned out of the role of Chief Executive Officer as of April 11, 2022.
(2)
The dollar amounts reported are the amounts of total compensation for our CEO, Mr. Coffey, in the Summary Compensation Table for fiscal year 2022. Mr. Coffey became our Chief Executive Officer on April 11, 2022.
(3)
The dollar amounts reported represent the amount of "compensation actually paid", as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Coffey and Mr. Filipov in the Summary Compensation Table during the applicable year, adjusted as required by SEC rules for the value of equity awards held by Mr. Coffey and Mr. Filipov as further detailed in the "First PEO's Equity Award Adjustment Breakout" and "Second PEO's Equity Award Adjustment Breakout" tables below. For each of fiscal years 2021 and 2022, the PEOs did not have any (i) awards that were granted and vested in the same applicable year, (ii) dividends or other earnings paid on such awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year or (iii) benefits under defined benefit or actuarial pension plans.

First PEO (Mr. Filipov) Equity Award Adjustment Breakout

Year	Summary Compensation Table Total for First PEO	Reported Value of Equity Awards for First PEO (a)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year-Over-Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value Increase or Decrease from Prior Year End for Awards that Vested During the Year	Compensation Actually Paid to First PEO
2022	$444,270	$-	$-	$-	$68,327	$512,597
2021	$745,876	$(63,600)	$127,200	$48,270	$100,667	$958,413

(a)
Represents the grant date fair value of the stock awards granted to our first PEO, as reported in the Summary Compensation Table.

Second PEO (Mr. Coffey) Equity Award Adjustment Breakout

Year	Summary Compensation Table Total for Second PEO	Reported Value of Equity Awards for Second PEO (a)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year-Over-Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value Increase or Decrease from Prior Year End for Awards that Vested During the Year	Compensation Actually Paid to Second PEO
2022	$4,708,874	$(3,337,256)	$1,034,400	$-	$-	$2,406,018
2021	N/A	N/A	N/A	N/A	N/A	N/A

(a)
Represents the grant date fair value of the stock and option awards granted to our second PEO, as reported in the Summary Compensation Table.
(4)
The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEOs, in the Summary Compensation Table for fiscal years 2022 and 2021. The names of each of the NEOs (excluding our PEOs) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for fiscal year 2022, David Langevin, Joseph Doolan and Steve Kiefer; and (ii) for fiscal year 2021, Joseph Doolan and Steve Kiefer.
(5)
The dollar amounts reported represent the amount of "compensation actually paid", as computed in accordance with SEC rules, for our NEOs, other than our PEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEO in the Summary Compensation Table for fiscal years 2022 and 2021, adjusted as required by SEC rules for the value of equity awards held by our non-PEO NEOs as further detailed in the "NEO Equity Award Adjustment Breakout" tables below. For each of fiscal year 2021 and 2022, the non-PEO NEOs did not have any (i) equity awards that were granted and vest in same applicable year, (ii) dividends or other earnings paid on such awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year or (iii) benefits under defined benefit or actuarial pension plans.

Non-PEO NEO Equity Award Adjustment Breakout

Year	Average Summary Compensation Table Total for Non-PEO NEOs	Reported Value of Equity awards for NEOs (a)	Fair Value as of Year End for Awards Granted During the Year	Fair Value Year-Over-Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value Increase or Decrease from Prior Year End for Awards that Vested During the Year	Average Compensation Actually Paid to NEOs
2022	$772,723	$(119,074)	$67,368	$(45,688)	$6,744	$682,074
2021	$487,644	$(66,000)	$127,200	$14,813	$12,732	$576,389

(a)
Represents the grant date fair value of the stock awards granted to our non-PEO NEO's, as reported in the Summary Compensation Table.
(6)
Reflects the cumulative shareholder return over relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on the last day trading day in the applicable fiscal year. The closing price of our common stock on December 31, 2020 was $5.16 and the closing price of our common stock on December 30, 2022 was $4.00. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationships Between Compensation Actually Paid and Certain Financial Measures

In accordance with SEC rules, the Company is providing the following descriptions of the relationships between “compensation actually paid” and the financial performance measures presented in the Pay Versus Performance table. Between December 31, 2021 and December 31, 2022, the amount of “compensation actually paid” to our PEOs increased 305% from $958,413 to $2,918,615, the increase was primarily attributable to one-time inducement equity awards granted to our current PEO and concurrent separation pay to our former PEO, and the average amount of “compensation actually paid” to our NEOs other than our PEOs increased 18% from $576,389 to $682,074. Our “total shareholder return” during the two-year period ended December 31, 2022 decreased by 37% and our net loss during the two-year period ended December 31, 2022 increased by 7%, from approximately $(4,573,000) in 2021 to approximately $(4,901,000) in 2022.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth information about outstanding equity awards held on December 31, 2022 by our named executive officers. Please see the section entitled “Employment Agreements; Potential Payments upon Termination or Change of Control” below for additional information about the treatment of such equity awards upon a certain terminations of employment and a change in control of the Company.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
David J. Langevin (1)	—	—	—	—	—	30,100	$120,400	—	—
J. Michael Coffey (1)	—	100,000	—	$7.60	4/11/32	100,000	$400,000	490,000	$2,924,256
Joseph Doolan (1)	—	—	—	—	—	35,678	$142,712	—	—
Steve Filipov	—	—	—	—	—	—	$—	—	—
Steve Kiefer	—	—	—	—	—	—	$—	—	—

(1)
The unexercised options and unvested restricted shares above vest as shown below:

	David J. Langevin	J. Michael Coffey	Joseph Doolan	Steve Filipov	Steve Kiefer
March 6, 2023	3,400	—	—	—	—
March 8, 2023	3,300	—	3,300	—	—
April 11, 2023	—	66,000	—	—	—
June 2, 2023	—	—	6,600	—	—
October 20, 2023	6,600	—	2,278	—	—
November 23, 2023	—	—	3,300	—	—
December 31, 2023	—	—	—	—	—
March 8, 2024	—	—	3,400	—	—
April 11, 2024	—	66,000	—	—	—
June 2, 2024	3,400	—	6,600	—	—
November 23, 2024	6,600	—	3,400	—	—
December 31, 2024	—	—	—	—	—
April 11, 2025	—	68,000	—	—	—
June 2, 2025	6,800	—	6,800	—	—
Total	30,100	200,000	35,678	—	—

(2)
Market value is determined based on the closing price of $4.00 per share of our Common Stock on December 30, 2022.

Employment Agreements; Potential Payments upon Termination or Change in Control

David J. Langevin

Effective September 1, 2019, Mr. Langevin transitioned into the role of Executive Chairman. In connection with his transition, Mr. Langevin entered into an amendment to his employment agreement with the Company dated effective as of September 1, 2019. Pursuant to this amendment, Mr. Langevin served as Executive Chairman of the Company for an initial three-year term commencing on September 1, 2019. The employment term automatically extends for three-year periods at the end of each then-current term, unless either the Company or Mr. Langevin notifies the other in writing of non-renewal at least 90 days prior to the expiration of the then-current term. In his role as Executive Chairman, his annual base salary is $350,000, which is reviewed annually by the Compensation Committee, and he is eligible to receive annual cash incentives as determined by the Compensation Committee. In accordance with his employment agreement, Mr. Langevin is also provided with a $1,500 per month car allowance plus reimbursement for the dues of a private club membership, cellular telephone and data service costs and expenses.

If the Company terminates Mr. Langevin without “just cause” (as defined below) or if the Company chooses not to renew the agreement, Mr. Langevin is entitled to a severance payment of two year’s salary plus continued health plan coverage, welfare benefits and certain other perquisites for two years and the payment of then vested or unvested Company equity incentive awards. If he is terminated for just cause or if he resigns, he is entitled to no severance payment.

If Mr. Langevin is involuntarily terminated without just cause or “good reason” (as defined below) within 6 months prior to and in anticipation of, or 24 months following, a change of control, he is entitled to receive severance benefits. In addition to the severance payments provided for above, the agreement provides for a payment equal to two times the average of Mr. Langevin’s bonus received in the prior three years, as well as a pro rata bonus for the fiscal year during which the change of control occurs.

If Mr. Langevin is terminated without just cause or “good reason” then he will be subject to a non-competition covenant for so long as we are making post-employment payments to him in accordance with his employment agreement. In all other cases, Mr. Langevin is subject to a non-competition covenant for two years following termination of his employment. Notwithstanding the above, Mr. Langevin may not invest in a competitor, subject to certain exceptions, for two years following his employment. In addition, he is obligated to maintain the confidentiality of our proprietary information and trade secrets for the longer of a period of two years following the termination of his employment or until he is no longer receiving compensation or severance payments pursuant to his employment agreement.

J. Michael Coffey

In connection with his appointment as Chief Executive Officer of the Company, Mr. Coffey entered into an employment agreement with the Company, effective as of April 11, 2022. Pursuant to the agreement, Mr. Coffey will serve as Chief Executive Officer of the Company for a term commencing on April 11, 2022 and continuing until the agreement is terminated by either the Company or Mr. Coffey. Mr. Coffey’s employment will be at will, and the agreement may be terminated by either party at any time, with or without cause. Mr. Coffey will receive an annual base salary of $400,000, which will be reviewed annually by the Compensation Committee, and will be eligible to receive annual cash incentives with an annual target bonus of 200% of his base salary, with 50% of the target bonus for 2022 guaranteed. Mr. Coffey will also be entitled to employee benefits that the Company provides to employees generally, including medical benefits, participation in retirement plans and paid vacation time.

If the agreement is terminated by the Company without “cause,” by Mr. Coffey for “good reason” or due to his “permanent disability” (in each case as defined below), Mr. Coffey will be entitled to a severance payment of one year’s salary and one year's annual cash incentive, plus continued health plan coverage and the payment of then vested or unvested Company equity incentive awards. Receipt of any severance will be conditioned on the execution of a full release of all claims against the Company and related persons and compliance by Mr. Coffey with a non-disparagement provision. If he is terminated for cause or if he resigns, Mr. Coffey is entitled to no severance payment, but will receive the value of any accrued and unpaid salary, earned but unpaid bonus and accrued but unused vacation.

Joseph Doolan

On October 1, 2020, the Company entered into an employment agreement, effective as of October 20, 2020, with Joseph Doolan. Pursuant to this agreement, Mr. Doolan served as Chief Financial Officer of the Company for an initial term commencing on October 20, 2020 and continuing through December 31, 2021. The employment term automatically extends for one-year periods at the end of each then-current term, unless either party notifies the other party in writing of non-renewal at least 90 days prior to the expiration of the then-current term. Mr. Doolan’s annual base salary is reviewed annually by the Compensation Committee, and he is eligible to receive annual cash incentives payable upon achievement of performance goals established by the Compensation Committee. Mr. Doolan is also entitled to employee benefits that the Company provides to employees generally, including medical benefits, participation in retirement plans and paid vacation time.

If the Company terminates Mr. Doolan without “just cause” (as defined below) or if the Company chooses not to renew the agreement at the end of its then-current term, Mr. Doolan will be entitled to a severance payment of twelve (12) months’ salary plus certain additional benefits for twelve (12) months and the payment of then vested or unvested Company equity incentive awards. If he is terminated for just cause or if he resigns, he is entitled to no severance payment. If Mr. Doolan is involuntarily terminated without just cause or “good reason” (as defined below) within six (6) months prior to and in anticipation of, or twenty-four (24) months following, a “change in control” (as defined below), then Mr. Doolan will be entitled to receive a payment equal to two times his annual base salary at the time of termination plus two times the average of his bonus received in the prior two years, as well as a pro rata bonus for the fiscal year during which the change of control occurs, and certain continued benefits for a period of two years.

The employment agreements for Mr. Langevin, Mr. Coffey, and Mr. Doolan generally define “change of control” as (i) the sale or other transfer of more than 50% of the ownership interests of the Company to one or more non-affiliated corporations, persons or other entities, (ii) the merger or consolidation of the Company with another non-affiliated corporation, person or entity such that the stockholders of the Company, immediately preceding the merger or consolidation own less than 50% of the person or other entity surviving the merger or consolidation, (iii) the failure of the Company to assign such employment agreement to a successor, (iv) a majority of the members of the Board of Directors of the Company on the date of the employment agreement (each a “Current Director”) cease to be members of the Board of Directors of the Company, provided that any director recommended by a majority of the Current Directors as a successor of a Current Director shall be deemed to be a Current Director, and (v) the sale, merger or other transfer of all or substantially all of the Company’s consolidated assets to one or more non-affiliated corporations, persons or other entities.

The employment agreements for Mr. Langevin, Mr. Coffey and Mr. Doolan generally define “just cause” as (i) employee’s admission of, or conviction, of any act of fraud, embezzlement or theft against the Company or any of its subsidiaries; (ii) employee’s plea of guilty or of no contest with respect to, admission of, or conviction for, a felony or any crime involving moral turpitude, fraud, embezzlement, theft or misappropriation; (iii) employee’s violation of the confidentiality, ownership of inventions, and non-competition provisions set forth in the employment agreement; (iv) employee’s misappropriation of the Company’s or any of its subsidiaries’ funds or a corporate opportunity by employee; (v) employee’s negligence, willful or reckless conduct that has brought or is reasonably likely to bring the Company or any of its subsidiaries into public disgrace or disrepute or which has had or is reasonably likely to have a materially adverse effect on the Company’s business; (vi) any violation by employee of any statutory or common law duty of loyalty to the Company or any of its subsidiaries; (vii) alcohol or substance abuse by employee that interferes with the performance of employee’s duties; or (viii) any other material breach by employee of his employment agreement

The employment agreements for Mr. Langevin, Mr. Coffey and Mr. Doolan generally define “good reason” as (i) a material change, adverse to the employee, in his position, title or office, status, rank, nature of responsibilities or authority within the Company, (ii) assignment of duties to the employee that are materially inconsistent with and adverse to his duties, status, rank, nature of responsibilities or authority, (iii) decrease in the employee’s base salary, annual bonus opportunity or benefits (other than any such decrease applicable to employees of the Company generally), and (iv) relocation of the Company’s place of business.

Payments Made to Former Executive Officers

As previously disclosed, Steve Filipov transitioned out of the Chief Executive Officer role effective as of April 11, 2022. In connection therewith, pursuant to his employment agreement with the Company, Mr. Filipov received a severance payment of two years' salary equal to $800,000, being the sum of (a) two times the average of his annual base salary in effect at the time of his transition, (b) the payment of then vested and unvested Company equity incentive awards and (c) a pro-rated bonus for 2022, as well as continued Company health plan coverage, certain perquisites and pay for accrued but unused vacation.

As previously disclosed, Steve Kiefer departed as the Company’s President and Chief Operating Officer, effective as of April 14, 2022. In connection with his departure, Mr. Kiefer received the sum of $295,161, payable in six equal semi-monthly installments. In addition, 11,395 previously-awarded but unvested shares of incentive stock compensation were vested as of the date of his departure.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to us and/or written representations that no Form 5 filings were required, we believe that during the period from January 1, 2022 through December 31, 2022, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with on a timely basis.

Code of Ethics

We have adopted a code of ethics applicable to our principal executive officer and principal financial and accounting officer, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002, the rules of the SEC promulgated thereunder, and the NASDAQ rules. The code of ethics also applies to all of our employees as well as our Board of Directors, including our Executive Chairman. In the event that any changes are made or any waivers from the provisions of the code of ethics are made, these events would be disclosed on our website or in a report on Form 8-K within four business days of such event. The code of ethics is posted on our website at www.manitexinternational.com. Copies of the code of ethics will be provided free of charge upon written request directed to Investor Relations, Manitex International, Inc., 9725 Industrial Drive, Bridgeview, Illinois 60455.

Transactions with Related Persons

Approval Process

Transactions involving related persons are approved, or ratified if pre-approval is not feasible, by our Audit Committee, which approves or ratifies the transaction only if our Audit Committee determines that it is in the best interests of our stockholders. In considering the transaction, our Audit Committee considers all relevant factors, including, as applicable (i) the business rationale for entering into the transaction; (ii) available alternatives to the transaction; (iii) whether the transaction is on terms no less favorable than terms generally available to an unrelated third party under the same or similar circumstances; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction. Our Audit Committee also periodically monitors ongoing transactions involving related persons to ensure that there are no changed circumstances that would render it advisable to amend or terminate the transaction.

DIRECTOR COMPENSATION

Directors who are employees of the Company receive no compensation, as such, for their service as members of the Board. In calendar year 2022, non-employee Directors received a fee of $10,000 per quarter, were reimbursed for expenses incurred in connection with attendance at meetings, and were eligible to participate in the Company’s

2019 Equity Incentive Plan. In addition, certain directors received additional compensation for work performed in connection with certain strategic acquisitions and consulting arrangements.

The following table sets forth information regarding the compensation received by each of our non-employee Directors during the year ended December 31, 2022:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)			All Other Compensation ($) (1)	Total ($)
Ronald M. Clark	$40,000		$63,630	(2)		—	$103,630
Robert S. Gigliotti	$40,000		$63,630	(2)		—	$103,630
Frederick B. Knox	$40,000		$63,630	(2)		—	$103,630
Marvin B. Rosenberg	$60,000	(4)	$63,630	(2)		$120,000	$243,630
Ingo Schiller	$40,000		$63,630	(2)	(3)	—	$103,630
Stephen J. Tober	$65,000	(4)	$63,630	(2)		—	$128,630

(1)
Represents consulting fees paid for services provided to the Company.
(2)
Represents the grant date fair value (computed in accordance with FASB ASC Topic 718) of 9,000 restricted stock units based on closing price of the Company’s Common Stock of $7.07 on June 2, 2022, the date of grant, which restricted stock units vest 1/3 immediately and the remaining shares vest ratably over two years, subject to continued service on each vesting date. For information on the assumptions used to calculate the value of the awards, refer to Note 18 to the consolidated financial statements contained in our 2022 Annual Report on Form 10-K. As of December 31, 2022, each of Mr. Clark, Gigliotti, Knox, Rosenberg and Tober held 9,020 unvested restricted stock units. No other non-employee directors held any outstanding equity awards.
(3)
All shares received by Mr. Schiller in connection with his service as a director of Manitex have been assigned to Tadano under the terms of Mr. Schiller’s arrangement with Tadano, Mr. Schiller resigned from the Board on January 30, 2023.
(4)
Mr. Rosenberg and Mr. Tober received $20,000 and $25,000, respectively, related to additional work performed on the Company's acquisition of Rabern Rentals, LLC.

AUDIT COMMITTEE

The Board of Directors has adopted a written charter for the Audit Committee. The four members of the Audit Committee are “independent directors” as that term is defined in NASDAQ Rule 5605(a)(2), NASDAQ Rule 5605(c)(2)(A), and Rule 10A-3 as promulgated under the Securities Exchange Act of 1934, as amended.

Principal Accounting Firm Fees. The aggregate amount of fees billed for professional services by GRANT THORNTON LLP for the fiscal year ended December 31, 2022 and 2021 are as follows:

	2022	2021
Audit Fees	$1,080,481	$1,028,446
Audit-Related Fees	—	—
Total Fees	$1,080,481	$1,028,446

Audit Fees. These fees are for professional services rendered in connection with the integrated audit of our annual financial statements for the fiscal years ended December 31, 2022 and 2021. Audit fees also includes fees related to the reviews of the financial statements included in our Quarterly Reports on Form 10-Q and statutory filings for the fiscal years ended December 31, 2022 and 2021.

Audit-Related Fees. These fees are fees billed in the fiscal year for assurance and related services in connection with the performance of the audit or review of our financial statements but are not “Audit Fees”.

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy which requires the Audit Committee’s pre-approval of audit and non-audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor’s independence. The policy authorizes the Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

All engagements for audit and non-audit services rendered by Grant Thornton for fiscal years 2022 and 2021 were pre-approved in accordance with the Audit and Non-Audit Services Pre-Approval Policy.

Audit Committee Report

The Audit Committee report set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such acts.

Audit Committee Report. Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The Independent Registered Public Accounting Firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors. In this context, the Audit Committee has reviewed and discussed with management the audited financial statements. The Audit Committee has discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the Independent Registered Public Accounting Firm required by applicable requirements of the PCAOB regarding the Independent Registered Public Accounting Firm’s communications with the Audit Committee concerning independence and has discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the Independent Registered Public Accounting Firm’s provision of other non-audit services to the Company is compatible with the auditor’s independence. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or fairness of the audited financial statements.

Sincerely,

RONALD M. CLARK

ROBERT S. GIGLIOTTI

FREDERICK B. KNOX

STEPHEN J. TOBER

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2023

The Board of Directors, upon recommendation of the Audit Committee, has appointed Grant Thornton LLP as Independent Registered Public Accounting Firm, to audit our consolidated financial statements for the year ending December 31, 2023, and to perform other appropriate services as directed by our management and Board of Directors.

A proposal will be presented at the meeting to ratify the appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm. It is not expected that a representative of Grant Thornton LLP will be present at the Annual Meeting. Stockholder ratification of the appointment of Grant Thornton LLP as our Independent Registered Public Accounting Firm is not required by our bylaws or other applicable legal requirement. However, the Board of Directors is submitting the selection of Grant Thornton LLP to the Stockholders for ratification as a matter of good corporate practice. If the Stockholders fail to ratify this appointment, another independent registered public accounting firm will be considered by the Board of Directors upon recommendation of the Audit Committee.

Even if the appointment is ratified, the Board of Directors at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and our Stockholders.

Vote Required

The affirmative vote representing a majority of votes cast by holders of shares present, or represented by proxy, and entitled to vote thereon is required for the ratification of Grant Thornton LLP as our independent registered public accounting firm. Abstentions and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 2.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3: CONSIDERATION OF AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

This proposal provides our stockholders with the opportunity to cast an advisory vote on the Company’s executive compensation program (commonly known as “say-on-pay”), as required by Section 14A of the Securities Exchange Act of 1934.

In making decisions with respect to compensation for our named executive officers, our Compensation Committee is guided by the following objectives:

•
Our compensation program should be comprehensive, consisting of base salary, annual incentives, long term incentives and benefits, designed to support our objective of providing superior value to stockholders and customers;
•
Our compensation program should be designed to motivate and reward our executives for sustained superior performance through the use of variable compensation tied to short, intermediate and long-term results; and
•
Our business success depends on our ability to attract and retain executive talent through competitive compensation programs.

The total compensation package for our named executive officers consists of base salary, annual incentives, long term incentives and benefits. In determining both the target level of compensation and mix of compensation elements, we consider market practice, business objectives, expectations of our stockholders, and our own subjective assessment of individual executives’ performance, growth and future potential. When making pay decisions, our Compensation Committee considers the competitiveness of individual elements of compensation, as well as the aggregate sum of base salary, annual incentives and the expected value of long-term incentives (determined at grant) for a named executive officer.

Our target mix of base salary, annual incentives and long-term incentives generally reflects our peer industrial companies, with actual pay mix based on the performance of our Company and of the individual. We believe the current target pay mix supports a strong pay-for-performance culture; balances the focus on annual and long-term objectives in support of our business strategy; and satisfies the need for flexibility to motivate and reward exceptional performance.

Our executive compensation program is designed to attract and retain key executives who are critical to our future success and creation of stockholder value. We believe that both short-term and long-term incentive compensation opportunities provided to the named executive officers are directly aligned with our performance, and that our compensation program is structured to ensure that a significant portion of executives’ compensation opportunities is directly related to achievement of financial and operational goals and other factors that impact stockholder value.

The Board of Directors invites you to review carefully the tabular and other disclosures on compensation under "Executive Compensation", and to cast a vote to approve the Company’s executive compensation programs through the following resolution:

“Resolved, that the stockholders approve the compensation of the Company’s named executive officers, including the compensation philosophy, practices and principles discussed above, the executive compensation tables, any narrative compensation disclosures contained in this Proxy Statement.”

While the vote does not bind the Board of Directors to any particular action, the Board of Directors values the input of the stockholders, and will take into account the outcome of this vote in considering future compensation decisions. The Board of Directors has adopted a policy of providing for annual say-on-pay advisory votes.

Vote Required

The affirmative vote representing a majority of votes cast by holders of shares present, or represented by proxy, and entitled to vote thereon is required for the advisory approval of the compensation of the Company’s named executive officers.Abstentions and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE MANITEX INTERNATIONAL, INC. 2019 EQUITY INCENTIVE PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE BY 500,000 SHARES AND MAKE CERTAIN OTHER CHANGES

The Company is requesting that Stockholders approve an amendment (the “Amendment”) to the 2019 Equity Incentive Plan, as amended (the “2019 Plan”), to increase the number of shares which can be awarded under the 2019 Plan by 500,000 shares. The current 2019 Plan, as approved by the Stockholders on June 3, 2020, authorized the issuance of up to 779,315 shares. As of the record date, 67,181 shares were available for future issuance under the 2019 Plan.

The Amendment increases the total number of shares reserved for issuance under the 2019 Plan (including as incentive stock options) so that 567,181 shares will be available for future issuance, since 67,181 shares currently remain available for issuance under the 2019 Plan. The 2019 Plan, as proposed to be amended, will increase the total number of shares both already issued under the 2019 Plan and those yet to be issued from the authorized amount of 779,315 to 1,279,315. In addition, the Amendment revises certain provisions of the 2019 Plan, including the list of specifically permitted performance goals and individual award limits, that are no longer applicable to the 2019 Plan as a result of changes to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Board of Directors approved the proposed Amendment on April 17, 2023, subject to approval of the Stockholders. We believe that the terms of the proposed Amendment are reasonable and that awards such as those authorized under the 2019 Plan, as amended, are an important incentive to help us attract and retain exceptional officers, directors, employees and consultants.

If we do not increase the shares available for issuance under the 2019 Plan, based on historical usage rates, we would not expect to have a sufficient number of shares authorized under the 2019 Plan to grant equity awards in fiscal 2023 and beyond consistent with our historical compensation practices. In that event, we would lose an important compensation tool aligned with stockholder interests to attract, motivate, and retain highly qualified talent. Our share usage depends on the future price of our stock, competitive market practices, acquisition activity, award levels/amounts, hiring, promotion activity and retention needs during the coming years. As a result, the share reserve under the 2019 Plan, as amended, could last for a longer or shorter period of time depending on those factors.

SUMMARY OF THE MATERIAL TERMS OF THE PLAN

The following paragraphs provide a general summary of the 2019 Plan, as amended by the Amendment (the “Amended 2019 Plan”). This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Amended 2019 Plan, which is set forth in its entirety as Appendix A to this proxy statement.

Background and Purpose

The Amended 2019 Plan permits the grant of the following types of awards: (1) shares of Common Stock, (2) stock options, (3) stock appreciation rights, (4) restricted stock, and restricted stock units, and (5) performance shares and performance units. The Amended 2019 Plan is intended to promote the best interests of the Company and its Stockholders by providing the Company’s employees, non-employee directors and consultants with an opportunity to acquire a proprietary interest in the Company. It is intended that the Amended 2019 Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company’s continued growth and financial success. In addition, by encouraging stock ownership by directors and consultants who are not employees of the Company, the Company seeks to attract and retain non-employee directors and consultants of exceptional competence.

Administration

The Amended 2019 Plan is administered by the Compensation Committee, the members of which are “independent” under the NASDAQ listing standards currently in effect. Members of the Committee generally must meet requirements established by the Securities and Exchange Commission to qualify for exemption under Securities Exchange Act Rule 16b-3.

Subject to the terms of the Amended 2019 Plan, the Compensation Committee has the power to take all actions and make all determinations necessary to administer and implement the Amended 2019 Plan, including selecting the employees, non-employee directors and consultants who will receive awards under the Amended 2019 Plan and determining the terms and conditions of such awards.

The Amendment, if approved, would increase the number of shares authorized for grants under the Amended 2019 Plan by 500,000 shares, from an aggregate of 779,315 shares currently available for grant under the Amended 2019 Plan to an aggregate of 1,279,315 shares available for grant under the Amended 2019 Plan. All shares available for issuance under the Amended 2019 Plan may be made subject to an award that is an incentive stock option. If shares relating to an award are forfeited, terminated or canceled, the forfeited, terminated or canceled shares will be returned to the pool of available shares reserved for issuance under the Amended 2019 Plan; however, shares will not be returned to the pool of available shares if such shares are (a) tendered in payment of a stock option, (b) delivered or withheld by the Company to satisfy any tax withholding obligations, or (c) covered by a stock-settled stock appreciation right or other award that were not issued upon the settlement of the award.

Eligibility to Receive Awards

The Compensation Committee will select the employees, officers, directors and consultants who will be granted awards under the Amended 2019 Plan; however, non-employee directors are not eligible to receive awards of stock appreciation rights, performance shares or performance units under the Amended 2019 Plan. As of April 4, 2023, we had approximately 600 employees and 6 non-employee directors, each of whom was eligible to participate in the Amended 2019 Plan.

Share Awards

The Compensation Committee will be entitled to issue shares of Common Stock directly to employees, non-employee directors and consultants.

Stock Options

The Compensation Committee may grant stock options under the Amended 2019 Plan that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, or stock options that are not intended to so qualify, called non-qualified stock options. Incentive stock options may only be granted to employees of the Company. The Compensation Committee shall determine the type of option, the price and the term and vesting schedule of each stock option, but no incentive stock option will vest less than one year after the date of the grant or be exercisable more than ten years after the date of grant (or five years after the grant date in the case of an incentive stock option granted to a 10% Stockholder of the Company). The exercise price of each incentive stock option must not be less than 100% of the fair market value of our Common Stock on the grant date (110% in the case of an incentive stock option granted to a 10% Stockholder), except for certain options granted pursuant to an assumption or substitution of another option as permitted by the Code. The exercise price of each stock option granted under the Amended 2019 Plan is payable in the form(s) specified by the Compensation Committee, and may be made in a single payment, in installments, or on a deferred basis, as prescribed by the Compensation Committee.

The maximum aggregate value of incentive stock options exercisable by any one individual in any calendar year may not exceed $100,000, and any portion of options in excess of such limit will be treated as non-qualified options. As of April 13, 2023, the closing price of the Common Stock as reported on NASDAQ was $5.22.

Incentive stock options are not transferable except by will or the laws of descent and distribution. Non-qualified options may be transferred upon written approval of the Compensation Committee in its sole discretion. If an option holder’s service with the Company is terminated due to the holder’s death or disability, the option typically will remain exercisable (to the extent exercisable on the date of termination) until the earlier of 12 months following the termination or the expiration of the term of the option. The Compensation Committee may determine the terms and conditions under which an option may be exercised following an option holder’s termination of service with the Company for reasons other than death or disability.

Stock Appreciation Rights

Stock appreciation rights entitle employees or consultants to receive upon exercise an amount equal to the number of shares subject to the award multiplied by the excess of the fair market value of a share of Common Stock at the time of exercise over the grant price per share. A stock appreciation right may be granted by the Compensation Committee at any time, will become exercisable as determined by the Compensation Committee and must have an exercise price of at least 100% of the fair market value of a share of Common Stock on the grant date. Stock appreciation rights may be settled in cash, shares, other securities, other awards, other property, or any combination of the foregoing, as determined by the Compensation Committee. Vesting of stock appreciation rights typically ceases and unvested shares are typically forfeited upon termination of a grantee’s service with the Company, unless otherwise determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units

Restricted stock and restricted stock units entitle the recipients to acquire or receive shares that are subject to such vesting, transferability, forfeiture, repurchase and other conditions as the Compensation Committee may determine.

Restricted stock and restricted stock units are subject to restrictions as determined by the Compensation Committee including, with respect to restricted stock, limitation on voting rights and the right to receive dividends, and other restrictions that lapse upon the achievement of goals such as completion of service or performance goals. The restricted shares or restricted stock units will be evidenced as determined by the Compensation Committee. Any stock certificates issued with respect to restricted shares will contain legends describing the restrictions on the stock. At the end of the restriction period, stock certificates without restrictive legends will be delivered or, if stock certificates with legends were previously issued with respect to restricted shares, the legends on these certificates will be removed. If a grantee’s service terminates for any reason during the restriction period, all shares of restricted stock or restricted stock units still subject to restriction will be forfeited, unless the Compensation Committee determines that it is in our best interest to waive the restrictions.

Performance Shares and Performance Units

Performance shares entitle our employees to acquire shares upon the attainment of specified performance goals. Performance units entitle our employees to receive cash, shares of stock or restricted stock or restricted stock units upon the attainment of specific performance goals. The Compensation Committee may determine in its discretion the specific performance goals applicable under each performance share or unit award, the periods during which performance is to be measured and all other limitations and conditions applicable to the award. Grantees will not have voting rights with respect to performance shares or shares underlying performance units during the performance period. Following the end of the performance period, if the performance goals have been met, payment of the earned performance shares or performance units will be made. The form of payment will be designated by the Compensation Committee and can include cash, shares, restricted shares, restricted stock units, or a combination of the foregoing.

Clawbacks

Under the Amended 2019 Plan, the Company may cancel any award, require reimbursement of any award by a participant, and affect any other right of recoupment of equity or other compensation provided under the Amended 2019 Plan in accordance with any Company policies that may be adopted and/or modified from time to time (the “Clawback Policy”). In addition, a participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Amended 2019 Plan or an award agreement, in accordance with the Clawback Policy.

Change in Control

In general, in the event of a change in control (as defined in the Amended 2019 Plan), all performance periods will be deemed to end on the date thereof and the Compensation Committee will determine the extent to which the performance goals have been met and cause partial awards to be paid out to the grantees thereof to the extent the performance goals are met. In the event of any grantee’s termination of service with the Company without “cause” or for “good reason” (each as defined in the Amended 2019 Plan) within 12 months following a change in control: (i) all time-based awards held by such grantee will be immediately exercisable and vested in full and any restrictions on such awards shall expire immediately; and (ii) all performance goals or other vesting criteria under performance-based awards held by such grantee will be deemed achieved at 100% of target levels.

The Company’s obligations under the Amended 2019 Plan will be binding on any successor entity resulting from the merger, consolidation, reorganization or sale of substantially all of the assets and business of the Company.

Adjustment Upon Changes in Capitalization

In the event that the Common Stock is changed by reason of certain capitalization events such as a merger, stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the Amended 2019 Plan, the individual fiscal year limits applicable to restricted stock, RSUs, performance share awards, performance units, stock appreciate rights and options, the number and class of shares of stock subject to any award outstanding under the Amended 2019 Plan, and the exercise price of any such outstanding option or stock appreciation rights or other award. Any such adjustment shall be made by the Compensation Committee, whose determination shall be conclusive.

Amendment and Termination

At any time, the Board of Directors may amend the Amended 2019 Plan, subject to Stockholder approval for certain amendments, including increasing the shares that may be awarded under the plan and expanding the persons who may participate in the plan. The Compensation Committee may amend any outstanding award in accordance with the Amended 2019 Plan. The Board of Directors may suspend or terminate the Amended 2019 Plan at any time; however, termination will not affect the participants’ rights with respect to awards previously granted to them, and unexpired awards will continue in full force until they lapse by their own terms. The Amended 2019 Plan will terminate automatically on April 23, 2029, the tenth anniversary of the date it was approved by the Board of Directors.

U.S. FEDERAL INCOME TAX CONSEQUENCES

Incentive Stock Options (ISOs). An optionee who is granted an ISO will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise is an adjustment for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on how long the optionee held the shares after the date of exercise.

Non-Statutory Stock Options. All other options that do not qualify as ISOs are referred to as non-statutory options. An optionee will not recognize any taxable income at the time a non-statutory option is granted. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then-fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee’s purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on how long the optionee held the shares after the date of exercise.

Stock Appreciation Rights. A participant will not recognize any taxable income at the time a SAR is granted. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of our stock received and/or the amount of cash received. Any additional gain or loss recognized upon any later disposition of the shares of our stock would be a capital gain or loss, depending on how long the participant held the shares.

Restricted Stock. A participant will not recognize taxable income upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b) of the Code, the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the grant date over the amount the participant paid for such shares, if any. Any additional gain or loss recognized upon any later disposition of the shares of our stock would be a capital gain or loss.

Restricted Stock Units (RSUs), Performance Units and Performance Shares. A participant will not recognize any taxable income upon grant of an award of RSUs, performance units or performance shares. Instead, the participant will recognize ordinary income at the time of receipt of the shares or cash equal to the fair market value (on the date of receipt) of the shares or cash received minus any amount paid for the shares of our stock. Any additional gain or loss recognized upon any later disposition of the shares of our stock would be a capital gain or loss.

Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the Amended 2019 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Special rules limit the deductibility of compensation paid to our “covered employees,” which are (1) our chief executive officer and our chief financial officer; (2) our three highest paid officers (other than the chief executive officer or the chief financial officer); and (3) any employee who was one of our “covered employees” for any preceding taxable year beginning after December 31, 2016. Under Section 162(m) of the Code, the annual compensation paid to any of these covered employees will be deductible only to the extent that it does not exceed $1,000,000. It is possible that compensation attributable to awards under the Amended 2019 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. While the Compensation Committee considers tax and accounting implications as factors when considering executive compensation, they are not the only factors considered. Other important considerations outweigh tax or accounting considerations. In addition, the Compensation Committee reserves the right to establish compensation arrangements that may not be fully tax deductible under applicable tax laws. The Company cannot assure you that compensation attributable to awards granted under the Amended 2019 Plan will be deductible under Section 162(m) of the Code.

Requirements Regarding “Deferred Compensation.” Certain of the benefits under the Amended 2019 Plan may constitute “deferred compensation” within the meaning of Section 409A of the Code, a provision governing

“nonqualified deferred compensation plans.” Failure to comply with the requirements of the provisions of Section 409A regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties.

The foregoing is only a summary of the effect of federal income taxation upon us and upon the participant, does not purport to be complete, and does not discuss the tax consequences of the participant’s death or the income tax laws of any municipality, state or foreign country in which a participant may reside. It also does not discuss the potential application of Section 280G of the Code, which can apply to an “excess parachute payment.” Further, different rules may apply if the participant is also an officer, director, or 10% stockholder of the Company.

OTHER INFORMATION

New Plan Benefits

Future awards under the Amended 2019 Plan, as amended, are granted at the discretion of the Compensation Committee, and therefore are not currently determinable.

Equity Compensation Plan Information

See the section in this Proxy Statement titled “Equity Compensation Plan Information” for summary of awards granted under our equity incentive plans, including the Amended 2019 Plan.

VOTE REQUIRED

The affirmative vote representing a majority of votes cast by holders of shares present, or represented by proxy, and entitled to vote thereon is required to approve Proposal 4. Abstentions and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 4. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR 2019 EQUITY INCENTIVE PLAN.

ADDITIONAL INFORMATION

Other Matters to Come Before the Meeting

Our Board of Directors does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. If any other matter should come before the meeting, action on such matter will be approved if the number of votes cast in favor of the matter exceeds the number opposed.

Annual Report

The Annual Report to Stockholders covering the Company’s fiscal year ended December 31, 2022 is being mailed to Stockholders with this Proxy Statement. The Company’s annual report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2022, including the financial statements, schedules, and exhibits thereto, which the Company has filed with the SEC will be made available to beneficial owners of the Company’s securities without charge upon request by contacting Sherman Jung, 9725 Industrial Drive, Bridgeview, Illinois 60455.

Stockholder Proposals

Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the 2024 Annual Meeting of Stockholders must submit the written proposal to the Company no later than December 23, 2023 addressed to the Corporate Secretary at the address set forth on the first page of this proxy statement. Stockholders who intend to present a proposal at the 2024 Annual Meeting of Stockholders without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no later than March 7, 2024. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Any Stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 must provide the required notice of intent to solicit proxies to the Company no later than April 2, 2024 for the 2024 Annual Meeting of Stockholders.

Delivery of Proxy Materials to Households

Pursuant to SEC rules, services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of the Company’s annual report to stockholders and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to stockholders and this proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Such written or oral requests should be made to Sherman Jung at 9725 Industrial Drive, Bridgeview, Illinois 60455, or (708) 237-2096. Stockholders sharing the same address who wish to receive separate copies or only a single copy of the Company’s annual reports to stockholders and proxy statements in the future should contact Sherman Jung at 9725 Industrial Drive, Bridgeview, Illinois 60455.

Request to Return Proxies Promptly

A Proxy is enclosed for your use. Please mark, date, sign and return the Proxy at your earliest convenience or vote through the telephone or Internet procedures set forth on the Proxy. The Proxy requires no postage if mailed in the United States in the postage-paid envelope provided. A prompt return of your Proxy will be appreciated.

By Order of the Board of Directors,

/S/ SHERMAN JUNG
Bridgeview, Illinois

April 21, 2023

Appendix A

MANITEX INTERNATIONAL, INC.

2019 EQUITY INCENTIVE PLAN

(as proposed to be amended and restated)

The following Appendix A presents a marked version of the Manitex International, Inc. 2019 Equity Incentive Plan (the “Plan”), as amended and restated, subject to the approval of our stockholders. The marked version shows all of the differences between the current version of the Plan and the version proposed to be voted on at the 2023 Annual Meeting.

Section 1. Purpose

The purpose of the Manitex International, Inc. 2019 Equity Incentive Plan is to promote the best interests of Manitex International, Inc. (together with any successor thereto, the “Company”) and its shareholders by providing Employees, non-employee directors and consultants of the Company and its Affiliates (as defined below) with an opportunity to acquire a proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those Employees and Consultants who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company’s continued growth and financial success. In addition, by encouraging stock ownership by directors who are not employees of the Company or its Affiliates, the Company seeks to attract and retain on its Board (as defined below) persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

Section 2. Definitions

As used in the Plan, the following terms shall have the respective meanings set forth below:

(a) “409A Subsidiary” shall mean any entity that is controlled by the Company within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), except that the phrase “at least 50 percent” shall be used in place of “at least 80 percent”, provided that the phrase “at least 20 percent” may be used in place of “at least 80 percent” with respect to grants of Options or Stock Appreciation Rights made to eligible individuals based on legitimate business criteria of the Company within the meaning of Code Section 409A.

(b) “Affiliate” shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company.

(c) “Applicable Laws” shall mean the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(d) “Award” shall mean any Share, Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit granted under the Plan.

(e) “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Committee, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(f) “Beneficial Owner” shall have the meaning assigned to such term in Rule 13d-3 and 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

(g) “Board” shall mean the Board of Directors of the Company, as constituted at any time.

(h) “Cause” with respect to any Participant shall have the meaning specified in the Award Agreement. In the absence of any definition of the Award Agreement, “Cause” shall mean (i) the admission of, or conviction of any act of fraud, embezzlement, or theft against the Company or any of its subsidiaries; (ii) a plea of guilty or of no contest with respect to, admission of, or conviction for, a felony or any crime involving moral turpitude, fraud, embezzlement, theft, or misappropriation; (iii) violation of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or an Affiliate; (iv) the misappropriation of the Company’s or any of its subsidiaries’ funds or a corporate opportunity by the Participant; (v) negligence, willful or reckless conduct that has brought or is reasonably likely to bring the Company or any of its subsidiaries into public disgrace or disrepute or which has had or is reasonably likely to have a materially adverse effect on the Company’s business; (vi) any violation of any statutory or common law duty of loyalty to the Company or any of its subsidiaries; or (vii) any other material breach by either the Participating Employee of an employment agreement or the Participating Consultant of a consulting agreement; provided, that, the reasons set forth in clauses (iii), (vi), and (vii) shall constitute Cause only upon the failure to correct such behavior prospectively within ten (10) days following written notice thereof from, or on behalf of the independent members of the Board.

(i) Change in Control” with respect to any Participant shall have the meaning specified in the Award Agreement. In the absence of any definition of the Award Agreement, “Change of Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B), and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consent by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Affiliates, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Affiliates (each, a “Business Combination”), in each case, unless following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing board of any entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding

Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) A complete liquidation or dissolution of the Company.

If required for compliance with Section 409A of the Code, in no event will a Change of Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without the consent of a Participant, amend the definition of “Change of Control” to conform to the definition of “Change in Control” under Section 409A of the Code and the regulations thereunder.

(j) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder. Any reference to a specific provision of the Code shall also be deemed a reference to any successor provision thereto.

(k) “Commission” shall mean the United States Securities and Exchange Commission or any successor agency.

(l) “Committee” shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and comprised solely of not less than two directors, each of whom will be a “non-employee director” within the meaning of Rule 16b-3 ~~and each of whom will be an “outside director” within the meaning of Section 162(m)(4)(C) of the Code~~; provided that the mere fact that the Committee shall fail to qualify under the foregoing requirements shall not invalidate any Award made by the Committee that is otherwise validly made under the Plan, unless the Committee is aware at the time of the Award’s grant of the Committee’s failure to so qualify.

(m) “Consultant” shall mean any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Non-Employee Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

(n) “Continuous Service” shall mean the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant, or Non-Employee Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders services to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service; provided that, there is no interruption or termination of the Participant’s Continuous Service; provided further, if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Non-Employee Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave, or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of the affected Awards, and such decision shall be final, conclusive, and binding.

(o) “Disability” shall mean, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term under an Incentive Stock Option pursuant to Section 6(b)(viii) hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination as to whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6(b)(viii) hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

(p) “Disqualifying Disposition” shall mean a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Grant Date of such Incentive Stock Option or within one (1) year after the issuance of the Shares acquired upon exercise of such Incentive Stock Option.

(q) “Dividend Equivalent” shall mean a right, granted to a Participant under the Plan, to receive cash equal to the cash dividends paid with respect to a specified number of Shares. Dividend Equivalents shall not be deemed to be Awards under the Plan.

(r) “Effective Date” means April 23, 2019.

(r) “Employee” shall mean any employee of the Company or any of its Affiliates or subsidiaries including a 409A Subsidiary; provided that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Code Section 424.

(s) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(t) “Excluded Items” shall mean any items which the Committee determines shall be excluded in fixing Performance Goals, including, without limitation, any gains or losses from discontinued operations, any extraordinary gains or losses and the effects of accounting changes.

(u) “Fair Market Value” shall mean, with respect to a share of Stock, (i) if the Stock is readily tradable on one or more established stock exchanges or national market systems, including, without limitation, the American Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market, or the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (ii) if the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (iii) in the absence of an established market for the Stock of the type described in (i) and (ii), above, the Fair Market Value shall be determined by the Committee in good faith by reasonable application of a reasonable valuation method and in accordance with Section 409A of the Code and the regulations promulgated thereunder as in effect from time to time.

(v) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or an Affiliate. In the absence of any such agreement or any definition of “good reason” in such agreement with respect to an Employee, “Good Reason shall mean (i) a material adverse change to the Employee in title, office, status, rank, nature of responsibilities, or authority within the Company, except in connection with termination of his employment or service for Cause or Disability or as a result of action by the Employee; (ii) assignment of duties to the Employee that are materially inconsistent with and adverse to his duties, status, rank, nature of responsibilities, or authority; (iii) decrease in the Employee’s base salary (other than any such decrease applicable to the Company’s employees generally); and (iv) relocation of the Company’s place of business more than fifty (50) miles from its location as of the date of the award. An event or action will not give the Participant grounds for Good Reason unless (1) the Participant gives the Company written notice within sixty (60) days after the initial existence of the event or action that the Participant intends to resign for Good Reason due to such event or action; (2) the event or action is not reasonably cured by the Company within thirty (30) days after the Company receives written notice from the Participant; and (3) the Participant terminates service within thirty (30) days after the end of the cure period.

(w) “Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

(x) “Incentive Stock Option” shall mean an option granted under Section 6(b) of the Plan that is designated by the Committee as an Incentive Stock Option within the meaning of Section 422 of the Code and that meets the requirements set forth herein.

(y) “Non-Employee Director” shall mean a director of the Company or any Affiliate who is not an employee of the Company or any Affiliate.

(z) “Non-Qualified Stock Option” shall mean an option granted under Section 6(b) of the Plan that does not qualify or is not intended to be an Incentive Stock Option.

(aa) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.

(bb) “Participant” shall mean each Participating Employee, Participating Consultant, or Non-Employee Director to whom an Award is granted pursuant to the Plan, or if applicable, such other person who holds an outstanding award.

(cc) “Participating Consultant” shall mean a Consultant designated by the Committee to be granted an Award under the Plan.

(dd) “Participating Employee” shall mean an Employee designated by the Committee to be granted an Award under the Plan.

(ee) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion. ~~mean each of, or a combination of one or more of, the following (in all cases after excluding the impact of applicable Excluded Items):~~

~~(i) Return on equity;~~

~~(ii) Return on investment;~~

~~(iii) Return on net assets;~~

~~(iv) Return on revenues;~~

~~(v) Operating income;~~

~~(vi) Pre-tax profits;~~

~~(vii) Net income;~~

~~(viii) Net income per Share;~~

~~(ix) Working capital as a percent of net revenues;~~

~~(x) Net cash provided by operating activities;~~

~~(xi) Market price per Share;~~

~~(xii) Total shareholder return;~~

~~(xiii) Key operational measures, which shall be deemed to include new customer origination, customer penetration, customer satisfaction, employee safety, market share, plant utilization, cost containment, and cost structure reduction;~~

~~(xiv) Cash flow or cash flow per share;~~

~~(xv) Reserve value or reserve value per share;~~

~~(xvi) Net asset value or net asset value per share;~~

~~(xvii) Production volumes; and~~

~~(xviii) Product and technology developments and improvements.~~

~~measured in each case for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company, where appropriate, and/or (cc) for any other business unit or units of the Company or any Affiliate, where appropriate, as defined by the Committee at the time of~~

~~selection; provided that it shall only be appropriate to measure net earnings per Share and market price per Share on a consolidated basis.~~

(ff) “Performance Period” shall mean, in relation to Performance Shares or Performance Units, any period for which a Performance Goal or Goals have been established; provided, however, that such period shall not be less than one year.

(gg) “Performance Share” shall mean any right granted under Section 6(e~~f~~) of the Plan that will be paid out in cash, as a Share (which, in specified circumstances, may be a Share of Restricted Stock) or as a Restricted Stock Unit, which right is contingent on the achievement of one or more Performance Goals during a specified Performance Period.

(hh) “Performance Unit” shall mean any right granted under Section 6(e~~f~~) of the Plan to receive a designated dollar value amount in cash, Shares (which, in specified circumstances, may be a designated dollar value amount of Shares of Restricted Stock) or Restricted Stock Units, which right is contingent on the achievement of one or more Performance Goals during a specified Performance Period.

(ii) “Permitted Transferee” shall mean (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of the assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-Qualified Stock Option; and (c) other such transferees as may be permitted by the Committee in its sole discretion.

(jj) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(kk) “Plan” shall mean the Manitex International, Inc. 2019 Equity Incentive Plan, as amended and/or amended and restated from time to time.

(ll) “Predecessor Plan” shall mean the Second Amended and Restated Manitex International, Inc. 2004 Equity Incentive Plan, as amended and/or restated.

(mm) “Released Securities” shall mean Shares of Restricted Stock with respect to which all applicable restrictions have expired, lapsed, or been waived.

(nn) “Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

(oo) “Restricted Stock” shall mean any Share granted under Section 6(d) of the Plan or, in specified circumstances, a Share paid in connection with another Award, with such Share subject to risk of forfeiture and restrictions on transfer or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or the achievement of performance or other objectives, as determined by the Committee.

(pp) “Restricted Stock Unit” shall mean any right to receive Shares in the future granted under Section 6(d~~e~~) of the Plan or paid in connection with another Award, with such right subject to risk of forfeiture and restrictions on transfer or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or the achievement of performance or other objectives, as determined by the Committee.

(qq) “Rule 16b-3” shall mean Rule 16b-3 as promulgated by the Commission under the Exchange Act, or any successor rule or regulation thereto.

(rr) “Shares” shall mean shares of common stock of the Company, no par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

(ss) “Stock Appreciation Right” shall mean any right granted under Section 6(c) of the Plan.

(tt) “Ten Percent Shareholder” shall mean a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

Section 3. Administration

(a) The Committee. The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by a committee consisting of those members of the Board who qualify as “non-employee directors” under Rule 16b-3 ~~and as “outside directors” under Section 162(m)(4)(C) of the Code~~. To the extent permitted by applicable law, the Board of Directors or the Committee may delegate to one or more executive officers of the Company any or all of the authority and responsibility of the Committee with respect to the Plan, other than with respect to Persons who are subject to Section 16 of the Exchange Act. To the extent the Board of Directors or the Committee has so delegated to one or more executive officers the authority and responsibility of the Committee, all references to the Committee herein shall include such officer or officers. For the avoidance of doubt, the Board may abolish the Committee at any time and revest in the Board the administration of the Plan. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two (2) members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed in the Plan and by the Board, the Committee may establish and follow such rules and regulations of conduct for the conduct of its business as it may determine to be advisable.

(b) Authority. Subject to the terms of the Plan and without limitation by reason of enumeration, the Committee shall have full discretionary power and authority to: (i) designate Participating Employees or Participating Consultants and select Non-Employee Directors to be Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards granted to Participants; (iv) determine the terms and conditions of any Award granted to a Participant; (v) determine whether, to what extent, and under what circumstances Awards granted to Participants may be settled or exercised in cash, Shares, other securities, other Awards, or other property, and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, and other amounts payable with respect to an Award granted to Participants under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; provided that cash or Shares issuable under Options and Stock Appreciation Rights shall not be subject to deferral after exercise and all other deferrals shall be made in a manner consistent with Code Section 409A; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan (including, without limitation, any Award Agreement); (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) determine the minimum period of service for the vesting of any Restricted Stock or Restricted Stock Units; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions made under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder, and any employee of the Company or of any Affiliate.

(c) Indemnity. In addition to such other rights of indemnification as they may have as members of the Board or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within sixty (60) days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit, or proceeding.

Section 4. Shares Available for Award

(a) Shares Available. Subject to adjustment as provided in Section 4(b):

(i) Number of Shares Available. The number of Shares, with respect to which Awards may be granted under the Plan shall be 1,279,315 Shares, ~~consisting of 779,315 Shares available for issuance under the Plan as of the Effective Date and 500,000 additional Shares~~ (collectively, the “Total Share Reserve”).

(ii) Share Recycling. If, after the ~~effective date of the Plan~~ Effective Date, any Shares covered by an Award granted under either the Predecessor Plan or this Plan, or to which any such Award relates, are forfeited or if such an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan, including pursuant to Incentive Stock Options. Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (a) Shares tendered in payment of an Option, (b) Shares delivered or withheld by the Company to satisfy any tax withholding, or (c) Shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

(iii) ~~Limitations on Awards. No Participating Employee, Participating Consultant or Director shall be granted, during any calendar year, more than 20,000 Shares, Options for more than 15,000 Shares, Stock Appreciation Rights with respect to more than 20,000 Shares, more than 20,000 Shares of Restricted Stock, Awards with respect to more than 20,000 Restricted Stock Units, more than 10,000 Performance Shares nor more than 10,000 Performance Units (when a Performance Unit is measured in relation to the Fair Market Value of a Share) under the Plan.~~[Reserved]

(iv) Incentive Stock Option Limitation. Subject to adjustment in accordance with Section 4(b), no more than 1,279,315 ~~[100,000]~~ Shares may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

(v) Accounting for Awards. The number of Shares covered by an Award under the Plan, or to which such Award relates, shall be counted on the Grant Date of such Award against the number of Shares available for granting Awards under the Plan.

(vi) Assumption or Substitution. Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to Applicable Law, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

(b) Adjustments. If (i) the Company shall at any time be involved in a merger or other transaction in which Shares are changed or exchanged; (ii) the Company shall subdivide or combine Shares or the Company shall declare a dividend payable in Shares, other securities or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that is a recapitalization or reorganization involving Shares; or (iv) any other event shall occur, which, in the case of this subsection (iv), in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (1) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Awards under the Plan, (2) ~~the number and type of Shares subject to the individual participant limit of Section 4(a)(ii), (3)~~ the number and type of Shares subject to outstanding Awards, and (~~4~~3) the grant, purchase, or exercise price with respect to any Award to reflect such transaction or event; or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in exchange for cancellation of such Award or in lieu of any or all of the foregoing adjustments. With respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code or constitute a modification, extension or renewal within the meaning of Section 424(h)(3) of the Code. With respect to Awards of Options or Stock Appreciation Rights that are exempt from Section 409A of the Code, such adjustment does not constitute a modification of such Award under Treasury Regulation Section 1.409A-1(b)(5)(v)(B). Any adjustments made under this Section 4(b) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3. For the avoidance of doubt, the number of Shares subject to any Award payable or denominated in Shares shall always be a whole number. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Section 5. Eligibility

(a) The Committee may designate any Employee as a Participating Employee. All Participating Consultants and Non-Employee Directors shall be eligible to receive, at the discretion of the Committee, any Awards prescribed in Section 6 ~~of Shares pursuant to Section 6(a), Non-Qualified Stock Options pursuant to Section 6(b), Restricted Stock pursuant to Section 6(d) and Restricted Stock Units pursuant to Section 6(e)~~. For the avoidance of doubt, Incentive Stock Options may only be granted to Participating Employees.

(b) A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Exercise Price is at least 110% of the Fair Market Value of the Shares on the Grant Date and the Option is not exercisable after the expiration of five (5) years from the Grant Date.

Section 6. Awards

(a) Share Awards.

(i) Issuance. The Committee may grant Awards of Shares to Participants.

(ii) Registration. Any Shares granted under the Plan to a Participant may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

(b) Option Awards. The Committee may grant Options to Employees, Consultants and Non-Employee Directors with the terms and conditions as set forth below and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(i) Type of Option. The Committee shall determine whether an Option granted to a Participant is to be an Incentive Stock Option or Non-Qualified Stock Option; provided, however, that Incentive Stock Options may be granted only to Employees of the Company, a parent corporation (within the meaning of Code Section 424(e)) or a subsidiary corporation (within the meaning of Code Section 424(f)). All Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options. Non-Qualified Stock Options granted to individuals who are not Employees or Non-Employee Directors of the Company or any 409A Subsidiary may be subject to Code Section 409A. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

(ii) Exercise Price. The exercise price per Share of an Option (the “Exercise Price”) granted pursuant to this Section 6(~~a~~b) shall be determined by the Committee; provided, however, that such Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the Grant Date of such Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code, and a Non-Qualified Stock Option may be granted with an Exercise Price lower than set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution of another option in a manner satisfying the provisions of Section 409A of the Code.

(iii) Option Term. The term of each Option shall be fixed by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten (10) years from the Grant Date. For the avoidance of doubt, the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed a period of five (5) years from the Grant Date.

(iv) Exercisability and Method of Exercise. An Option shall become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee; provided, however, that no Option may vest and become exercisable within a period that is less than one year from the Grant Date of such Option (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participant’s death, Disability, retirement or involuntary termination or in the event of a Change in Control). The Committee also shall determine the method or methods by which, and the form or forms, including, without limitation, (A) cash or certified check, (B) delivery of other Shares duly endorsed for transfer to the Company or by means of attestation whereby the Participant identifies for delivery specific Shares that have an aggregate Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of Shares equal to the difference between the number of Shares thereby purchased and the number of identified attestation Shares (i.e., by means of a “stock for stock exchange”); (C) if the Shares are listed on any established stock exchange or national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the Exercise Price (i.e., by means of a “cashless” exercise procedure); (D) by reduction in the number of Shares otherwise deliverable upon the exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise (i.e., by means of a “net exercise”); or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant Exercise Price, in which payment of the Exercise Price with respect to any Option may be made or deemed to have been made. Unless otherwise specifically provided for in the Award Agreement, the Exercise Price of Shares acquired pursuant to an Option that is paid by delivery or attestation to the Company of other Shares acquired directly or indirectly from the Company shall be paid only by Shares that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Shares are publicly traded (i.e., listed on any established stock exchange or a national market system), an exercise by a Non-Employee Director or officer of the Company that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

(v) Incentive Stock Options.

(1) General. The terms of any Incentive Stock Option granted to an Employee under the Plan shall comply in all respects with the provisions of Section 422 of the Code and any regulations promulgated thereunder. Notwithstanding any provision in the Plan to the contrary, no Incentive Stock Option may be granted hereunder after the tenth (10th) anniversary of the Effective Date hereof.

(2) Transferability. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution and shall be exercisable during the life of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(3) Limitation. To the extent that the aggregate Fair Market Value (determined as of the Grant Date) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limitation (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

(vi) Non-Qualified Stock Options Transferability. A Non-Qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee upon written approval by the Committee to the extent provided for in the Award Agreement. If the Non-Qualified Stock Option does not provide for transferability, then the Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(vii) Termination of Continuous Service. At the Committee’s sole discretion, unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date three (3) months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Committee grants the Optionholder such an ability to exercise his or her Option within the time specified in the Award Agreement, and the Optionholder declines to do so, the Option shall automatically terminate.

(viii) Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within the period of time ending on the earlier of (a) the date twelve (12) months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

(ix) Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, the Option may be exercised (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only the period of time ending on the earlier of (a) the date twelve (12) months following the date of death or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to Participants. Non-Employee Directors are not eligible to be granted Stock Appreciation Rights under the Plan. Stock Appreciation Rights granted to a Participant who is not an employee of the Company or 409A Subsidiary shall be subject to Section 409A of the Code. Subject to the terms of the Plan and any applicable Award

Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which shall not be less than 100% of the Fair Market Value of one Share on the Grant Date of the Stock Appreciation Right. Payment shall be made in the form of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash, or a combination thereof, as determined by the Committee. No Stock Appreciation Right may be exercised for a fraction of a Share. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement (including whether the Participant will be paid in cash, Shares, other securities, other Awards, or other property, or any combination thereof), and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(d) Restricted Awards.

(i) General. A Restricted Award is an Award of actual Shares (“Restricted Stock”) or hypothetical common stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of Shares, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 6(d) and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(ii) Issuance. The Committee may grant Restricted Awards to Participants. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement.

(iii) Payment. At the end of the applicable Restricted Period, one or more stock certificates for the appropriate number of Shares or the number of Shares equal to the corresponding number of Restricted Stock Units, as applicable, shall be delivered to the Participant, or, if the Participant received stock certificates representing Restricted Stock at the time of grant, the legends placed on such certificates shall be removed.

(iv) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment of a Participating Employee, service as a consultant of a Participating Consultant, or service as a director of a Non-Employee Director (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock still subject to restriction and unvested Restricted Stock Units shall be forfeited by the Participant; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units held by a Participant.

(v) Restricted Stock.

(1) Registration. Any Restricted Stock granted under the Plan to a Participant may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan to a Participant, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(2) Dividends. Subject to the restrictions set forth in the Award Agreement, the Participant generally shall have rights and privileges of a stockholder as to such Restricted Stock, including the right to vote and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to the terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash, or at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to dividends.

(vi) Restricted Stock Unit Dividends. At the discretion of the Committee, each Restricted Stock Unit (representing one Share) may be credited Dividend Equivalents as discussed below in Section 6(g).

(e) Performance Shares and Performance Units.

(i) Issuance. The Committee may grant Awards of Performance Shares and/or Performance Units to Participating Employees. Participating Consultants and Non-Employee Directors are not eligible to be granted Performance Shares or Performance Units under the Plan.

(ii) Performance Goals and Other Terms. The Committee shall determine the Performance Period; the Performance Goal or Goals (and the performance level or levels related thereto) to be achieved during any Performance Period; the proportion of payments, if any, to be made for performance between the minimum and full performance levels for any Performance Goal; and, if applicable, the relative percentage weighting given to each of the selected Performance Goals. The Committee shall also determine the restrictions applicable to Shares of Restricted Stock or Restricted Stock Units received upon payment of Performance Shares or Performance Units if Performance Shares or Performance Units are paid in such manner, and any other terms, conditions and rights relating to a grant of Performance Shares or Performance Units. ~~The Committee shall have sole discretion to choose among the selected Performance Goals set forth in Section 2(cc). The Committee shall have sole discretion to choose Performance Goals in addition to those set forth in Section 2(cc), or alter such Performance Goals.~~

(iii) No Voting Rights. Participants shall have no voting rights with respect to Performance Shares or Shares underlying Performance Units held by them during the applicable Performance Period.

(iv) Payment. As soon as is reasonably practicable following the end of the applicable Performance Period, and subject to the Committee certifying in writing as to the satisfaction of the requisite Performance Goal or Goals, payment of earned Performance Shares and/or Performance Units shall be made. The Committee, in its sole discretion, may pay earned Performance Shares and Performance Units in the form of cash, Shares (which may be Shares of Restricted Stock), Restricted Stock Units or a combination of cash, Shares (which may be Shares of Restricted Stock) and/or Restricted Stock Units, which have an aggregate Fair Market Value equal to the value of the earned Performance Shares and Shares underlying earned Performance Units at the close of the applicable Performance Period. Any Shares of Restricted Stock payable in connection with Performance Shares or Performance Units shall, pending the expiration, lapse, or waiver of the applicable restrictions, be evidenced in the manner as set forth in Section 6(d) ~~(ii)~~ hereof.

(f) General.

(i) No Consideration for Awards. Awards shall be granted to Participants for no cash consideration unless otherwise determined by the Committee.

(ii) Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement in such form (consistent with the terms of the Plan) as shall have been approved by the Committee.

(iii) Awards May Be Granted Separately or Together. Awards to Participating Employees under the Plan may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iv) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award to a Participant may be made in such form or forms as the Committee shall determine, and may be made in a single payment or transfer, in installments, or on a deferred basis; provided that deferrals shall not be permitted with respect to Options and Stock Appreciation Rights; and further provided that any such deferrals shall be made in a manner that complies with Section 409A of the Code, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of interest on installment or deferred payments.

(v) Limits on Transfer of Awards. Except as otherwise provided by the Committee, no Award (other than Shares and Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to the Company); provided, however, that a Participant at the discretion of the Committee may be entitled, in the manner established by the Committee, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Award upon the death of the Participant, as the case may be. Each Award and each right under any Award shall be exercisable during the lifetime of the Participant only by such individual or, if permissible under applicable law, by such individual’s guardian or legal representative. Except as otherwise provided by the Committee, no Award (other than Shares and Released Securities) and no right under any such Award may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding any of the foregoing, Incentive Stock Options shall not be transferable other than by will or the laws of descent and distribution.

(vi) Term of Awards. Except as otherwise provided in the Plan, the term of each Award shall be for such period as may be determined by the Committee.

(vii) Share Certificates; Representation. In addition to the restrictions imposed pursuant to Section 6(d) and Section 6(e) hereof, all certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Commission, any stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participant or other Person who acquires Shares under the Plan by means of an Award originally made to a Participant to represent to the Company in writing that such Participant or other Person is acquiring the Shares without a view to the distribution thereof.

(g) Dividend Equivalents. In addition to Awards granted under the Plan, the Committee may grant Dividend Equivalents to Participants, entitling the Participants to receive cash equal to cash dividends paid with respect to a specified number of Shares. Dividend Equivalents may only be granted in connection with an Award granted to the Participant under the Plan. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in such investment vehicles as determined by the Committee, subject to such restrictions and risks of forfeiture as the Committee may impose. Notwithstanding the foregoing, Dividend Equivalents granted in connection with an Option or Stock Appreciation Right that is intended to be exempt from Code Section 409A shall be set forth in a separate Award Agreement and shall be payable at such time or times as are permitted by Code Section 409A.

(h) No Repricing of Options or Stock Appreciation Rights. Except adjustments made pursuant to Section 4(b) or adjustments made with prior approval of the Company’s shareholders, and only in the manner that would be permitted by Section 409A of the Code, the Committee shall not have the authority to effect (i) the repricing of any outstanding Options or Stock Appreciation Rights under the Plan or (ii) the modification of an Option or Stock Appreciation Rights or entering into a transaction or series of transactions which modification or transaction(s) would be deemed to constitute a repricing of an Option or Stock Appreciation

Right for financial accounting purposes. The provisions of this Section 6(h) cannot be amended unless the amendment is approved by the Company’s shareholders. Notwithstanding the foregoing, even with shareholder approval, for purposes of Code Section 409A, the Exercise Price of an Option or the grant price of a Stock Appreciation Right may not be reduced other than (i) pursuant to Section 4(b) of the Plan, and in accordance with Section 1.409A-1(b)(5)(v)(B) of the Treasury Regulations, or (ii) in connection with a transaction which is considered the grant of a new award for purposes of Section 409A of the Code, provided that the new Exercise Price or grant price is not less than Fair Market Value of a Share on the new Grant Date.

Section 7. Amendment and Termination of the Plan; Correction of Defects and Omissions; Issuance or Assumption; Amendment, Modification or Cancellation of Awards

(a) Amendments to and Termination of the Plan. Except as otherwise provided herein, the Board or the Committee may at any time amend, alter, suspend, discontinue, or terminate the Plan; provided, however, that shareholder approval of any amendment of the Plan shall also be obtained (i) if such amendment (A) increases the number of Shares with respect to which Awards may be granted under the Plan (other than increases related to adjustments made as provided in Section 4(b) hereof), (B) expands the class of persons eligible to participate under the Plan or (C) otherwise increases in any material respect the benefits payable under the Plan; or (ii) if otherwise required by (A) the Code or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the Plan), or (B) the listing requirements of NASDAQ or any other principal securities exchange or market on which the Shares are then traded (in order to maintain the listing of the Shares thereon). The Plan shall automatically terminate on the tenth (10th) anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date. Termination of the Plan shall not affect the rights of Participating Employees, Participating Consultants or Non-Employee Directors with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

(b) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect. It is expressly contemplated that the Board or the Committee may amend the Plan in any respect the Board or the Committee deems necessary or advisable to provide eligible Participating Employees, Participating Consultants and Non-Employee Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Award granted under it into compliance therewith.

(c) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the assumption of awards under this Plan, or the issuance of awards in replacement of awards granted by the entity being merged, consolidated or acquired, upon such terms and conditions as it may deem appropriate.

(d) Amendment, Modification or Cancellation of Awards. Except as provided in Section 6(h) and subject to the requirements of the Plan, the Board or the Committee may modify, amend or cancel any Award; or waive any restrictions or conditions applicable to any Award or the exercise of the Award, provided that any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the Board or the Committee need not obtain the consent of the Participant (or other interested party) for the adjustment or cancellation of an Award pursuant to the provisions of Section 4(b) or the modification of an Award to the extent deemed necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting or tax treatment of any Award for the Company. Notwithstanding the foregoing, unless determined otherwise by the Board or the Committee, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(e) No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

Section 8. Impact of Change in Control

(a) Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(i) Time-Based Awards. In the event of a Participant’s termination of Continuous Service without Cause or for Good reason during the 12-month period following a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the Shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding Shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

(ii) Performance-Based Awards. In the event of a Change in Control, all incomplete Performance Periods with respect to Performance Shares and Performance Units in effect on the date the Change in Control occurs shall end on the date of such event and the Committee shall (A) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (B) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee. In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason, in either case, during the 12-month period following a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of the Participant’s termination of Continuous Service.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (i) and (ii) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the Shares subject to their Awards.

(b) Cancellation. In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least ten (10) days advance written notice to the affected persons cancel any outstanding Awards and pay to the holders thereof, in cash, stock, or any combination thereof, the value of such Awards based upon the price per Share received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an Exercise Price that equals or exceeds the price paid for each Share in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

(c) Successor Employer. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

Section 9. General Provisions

(a) No Rights to Awards. No Employee, Participating Employee, Participating Consultant, Non-Employee Director or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participating Employees, Participating Consultants, Non-Employee Directors or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

(b) Regulations and Other Approvals.

(i) The obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws and the applicable laws, rules and regulations of non-U.S. jurisdictions, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii) Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law or any applicable law, rule or regulation of a non-U.S. jurisdiction, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee. If, after reasonable efforts, the Company is unable to obtain from any such governmental regulatory body the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Awards unless and until such authority is obtained.

(iii) In the event that the disposition of a Share acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended from time to time (the “Securities Act”) and is not otherwise exempt from such registration, such Share shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Company may require any individual receiving a Share pursuant to the Plan, as a condition precedent to receipt of such Share, to represent to the Company in writing that the Share acquired by such individual is acquired for investment only and not with a view to distribution.

(iv) The Company may require an individual receiving a Share pursuant to the Plan, as a condition precedent to receipt of such Share, to enter into a stockholder agreement or “lock-up” agreement in such form as the Company shall determine is necessary or desirable to further the Company’s interests.

(c) Withholding. No later than the date as of which tax withholding is first required with respect to any Award under the Plan, the Participating Employee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by Applicable Law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards to Participating Employees under the Plan may be settled with Shares (other than Restricted Securities), including Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. If the Shares are listed on any established stock exchange or a national market system, then the withholding obligation may be satisfied through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the tax required to be withheld by Applicable Law (i.e., by means of a cashless exercise procedure). The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participating Employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3.

(d) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e) Rights and Status of Recipients of Awards. The grant of an Award shall not be construed as giving a Participating Employee the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participating Employee from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. The grant of an Award pursuant to Section 6 of the Plan shall not be construed as giving a Participating Consultant the right to be retained in the service of the Company or any Affiliate. The grant of an Award to a Non-Employee Director pursuant to Section 6 of the Plan shall confer no right on such Non-Employee Director to continue as a director of the Company or any Affiliate. Except for rights accorded under the Plan and under any applicable Award Agreement, Participants shall have no rights as holders of Shares as a result of the granting of Awards hereunder.

(f) No Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company or any Affiliate for the benefit of its employees or directors unless the Company or appropriate Affiliate shall determine otherwise.

(g) Unfunded Status of the Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other Person. To the extent any Person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of a general unsecured creditor of the Company. For the avoidance of doubt, proceeds from the sale of Shares pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

(h) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Illinois, without reference to conflict of law principles thereof, and applicable federal law.

(i) Severability. If any provision of the Plan or any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Award Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan, any such Award Agreement and any such Award shall remain in full force and effect.

(j) No Fractional Shares. No fractional Shares or other securities shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Committee shall determine (except as otherwise provided in the Plan) whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(l) No Guarantee of Tax Treatment. Notwithstanding any provision of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

(m) Acceleration of Exercisability and Vesting. The Committee has the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(n) Stockholders Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Share certificate is issued, except as provided in Section 4(b) above.

(o) No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the

Company or an Affiliate to terminate (i) the employment of an Employee or the service of a Consultant with or without notice and with or without Cause or (ii) the service of a Non-Employee Director pursuant to the Bylaws of the Company or an Affiliate and any applicable provisions of the corporate law of the state in which the Company or the relevant Affiliate is incorporated.

(p) Transfer; Approved Leave of Absence. For purposes of the plan, no termination of employment by an Employee shall be deemed to result from either (i) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed by a statute, by contract, under the policy pursuant to which the leave of absence was granted, or if the Committee otherwise so provides in writing, in each case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

(q) Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant; a termination of the Participant’s Continuous Service for Cause; or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

(r) Clawback. Notwithstanding any other provisions in the Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and affect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (the “Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with Applicable Law or stock exchange listing requirements).

(s) Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(t) Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

(u) Disqualifying Dispositions. Any Participant who shall make a Disqualifying Disposition shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Shares.

(v) Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this

Section 9(v~~w~~), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

(w) Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee, and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

(x) Expenses. The costs of administering the Plan shall be borne by the Company.

(y) Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal, or unenforceable, whether in whole or part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality, or unenforceability and the remaining provisions shall not be affected thereby.

~~Section 10. Effective Date of the Plan~~

~~The Plan shall be effective on the date of adoption of the Plan by the Board.~~

MANITEX INTERNATIONAL, INC. C/O

BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until

MANITEX INTERNATIONAL, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees    01) Ronald M. Clark 02) J. Michael Coffey 03) Takashi Kiso 04) Frederick B. Knox 05) David J. Langevin 06) Stephen J. Tober The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal 2023. 3. Consideration of an advisory vote on the compensation of the Company's named executive officers. 4. Approval of an amendment to the Manitex International, Inc. 2019 Equity Incentive Plan to increase the number of shares authorized for issuance under the plan by 500,000 shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.          Please indicate if you plan to attend this meeting Yes No   Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com MANITEX INTERNATIONAL, INC. Annual Meeting of Stockholders June 1, 2023 11:00 AM (Central Daylight Time) This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) David J. Langevin and Joseph Doolan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MANITEX INTERNATIONAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM (Central Daylight Time) on Thursday, June 1, 2023, at 3000 South Austin Avenue, Georgetown, Texas 78626, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. If any other matters properly come before the meeting, the shares represented by this proxy will be voted in accordance with the discretion of the persons designated as proxies. Continued and to be signed on reverse side